EXHIBIT 10.1

Execution Version

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “***”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

COLLABORATION AND LICENSE AGREEMENT

BY AND BETWEEN

LANTHEUS MEDICAL IMAGING, INC.

AND

GE HEALTHCARE LIMITED

DATED

APRIL 25, 2017

EXHIBIT 10.1

Execution Version

i

5.2.	Commercialization Plan	31

5.3.	Commercialization Reports	32

5.4.	Commercialization Diligence	32

5.5.	Co-Promotion Right	32

5.6.	Precursors	34

ARTICLE 6 Manufacture and Supply		34

6.1.	Manufacturing Responsibilities	34

6.2.	Manufacturing Reports	34

ARTICLE 7 Financials		34

7.1.	Upfront Payment	34

7.2.	Development Milestones	34

7.3.	Sales Milestones	35

7.4.	Royalties	36

7.5.	***	39

7.6.	***	39

7.7.	Other Amounts Payable	39

7.8.	No Refunds; Offsets	39

7.9.	Taxes	39

7.10.	Payment Method; Invoicing	40

7.11.	Late Payments	41

7.12.	Financial Records; Audits	41

7.13.	Pre-Effective Date Costs and Liabilities	41

ARTICLE 8 Intellectual Property		41

8.1.	Ownership of Inventions	41

8.2.	Disclosure of Inventions	43

8.3.	Prosecution of Patent Rights	43

8.4.	Infringement of Collaboration Patent Rights by Third Parties	45

8.5.	Trademarks	48

ARTICLE 9 Representations, Warranties, And Covenants		48

9.1.	Mutual Representations and Warranties	48

9.2.	Additional Representations and Warranties by LMI	49

9.3.	Additional Covenants of LMI	52

9.4.	Additional Covenants	52

9.5.	Foreign Corrupt Practices Act Compliance	53

9.6.	Limitations on Claims for Certain Representations and Warranties	53

9.7.	No Other Representations or Warranties	53

ARTICLE 10 Indemnification; Insurance; Limitation on Liability		53

10.1.	Indemnification by LMI	53

10.2.	Indemnification by GEHC	54

10.3.	Indemnification Procedures	54

10.4.	Insurance	54

10.5.	LIMITATION OF LIABILITY	54

ARTICLE 11 Confidentiality		55

11.1.	Confidential Information	55

11.2.	Authorized Disclosure of Confidential Information	55

11.3.	Terms of Agreement	56

11.4.	***	58

ARTICLE 12 Term and Termination		58

12.1.	Term	58

12.2.	Termination by GEHC for Convenience	58

12.3.	Termination by Either Party for Breach	58

12.4.	Termination for Cessation of Activities	58

12.5.	Termination by LMI for Patent Challenges	59

12.6.	Termination for Insolvency	59

12.7.	Effects of Termination or Expiration and Certain Events	59

12.8.	Accrued Rights	62

12.9.	Rights in Bankruptcy	63

12.10.	Antitrust	63

ARTICLE 13 Dispute Resolution		63

13.1.	Disputes	63

13.2.	Jurisdiction and Venue	63

13.3.	Arbitration for Certain Matters	64

13.4.	Baseball Arbitration	64

13.5.	Confidentiality	65

13.6.	Injunctive Relief	65

ARTICLE 14 Miscellaneous		65

14.1.	Notices	65

14.2.	Assignment	66

14.3.	Change of Control	67

14.4.	Sale of the LMI Patent Rights	67

14.5.	Entire Agreement; Amendment	67

14.6.	Non-Solicitation by GEHC	67

14.7.	Force Majeure	67

14.8.	No Strict Construction; Headings	68

14.9.	Governing Law	68

14.10.	Further Actions	68

14.11.	Compliance with Applicable Law	68

14.12.	Severability	68

14.13.	No Waiver	68

14.14.	Rules of Construction	68

14.15.	Independent Contractors	69

14.16.	Counterparts	69

Schedules

Schedule 1.7	Analog Structure
Schedule 1.84	Licensed Compound
Schedule 1.98	LMI Patent Rights
Schedule 1.103	LMI Trademarks
Schedule 1.126	Precursor

Execution Version

COLLABORATION AND LICENSE AGREEMENT

THIS COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is entered into as of April 25, 2017 (the “Effective Date”) by and between GE HEALTHCARE LIMITED, a company organized and existing under the laws of England and Wales, registered under Company No: 01002610, having its principal place of business at Amersham Place, Little Chalfont, Buckinghamshire, HP7 9NA, United Kingdom (“GEHC”) and LANTHEUS MEDICAL IMAGING, INC., a Delaware corporation having its principal place of business at 331 Treble Cove Road, North Billerica, MA 01862 (“LMI”). GEHC and LMI are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, LMI owns or controls the LMI Patent Rights, the LMI Know-How, and other assets related to the Precursor, Licensed Compound, and Licensed Product.

WHEREAS, GEHC desires to obtain and LMI desires to grant to GEHC licenses under the LMI Patent Rights and LMI Know-How to exploit the Precursor, Licensed Compound, and Licensed Product.

WHEREAS, GEHC desires to receive and LMI desires to transfer and assign to GEHC certain assets relating to the Precursor, Licensed Compound, and Licensed Product.

WHEREAS, the Parties wish to collaborate with respect to the further Development and Commercialization of the Precursor, Licensed Compound and the Licensed Product.

NOW THEREFORE, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural form, will have the meanings set forth in this ARTICLE 1 (Definitions).

1.1	“AAA Rules” has the meaning set forth in Section 13.3 (Arbitration).

1.2	“Abandonment” has the meaning set forth in Section 12.4 (Termination for Cessation of Activities).

1.3	“Acquiring Party” has the meaning set forth in Section 3.12.1 (Options).

1.4	“Affiliate” means, with respect to a particular Person, any other Person that controls, is controlled by, or is under common control with such Person. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether by the ownership of more than 50% of the voting stock or economic interest of such Person, or by contract, ownership of securities, or otherwise. Neither Avista Capital Partners, nor its affiliated funds or other portfolio companies will be considered to be Affiliates of LMI.

1.5	“Agreement” has the meaning set forth in Recitals.

1.6	“Alliance Manager” has the meaning set forth in Section 2.1 (Alliance Managers).

1.7	“Analog” means any contrast imaging agent having the structure set forth on Schedule 1.7, other than flurpiridaz, known as [18F]flurpiridaz, the structure of which is set forth on Schedule 1.84.

1.8	“Applicable Law” means the applicable laws, rules, and regulations, including any rules, regulations, guidelines, court orders, legislation, principles of common law, codes, treaties, ordinances, or other requirements of Governmental Authorities (e.g., Regulatory Authorities), including applicable regulations and guidance of the FDA and European Medicines Agency (and national implementations thereof) that constitute good laboratory practices, good manufacturing practices, and good clinical practices (and, if and as appropriate and applicable under the circumstances, ICH guidance or other comparable regulations and guidance of any applicable Governmental Authority), in each case as may be in effect from time-to-time and that have the binding effect of law under the laws and regulations of the country and state and local government and Governmental Authority wherein the relevant activities are or were conducted or which have jurisdiction thereover, or in the case of guidelines or guidances of any applicable Governmental Authority, insofar as such guidelines and guidance documents contain or may reasonably be interpreted to contain provisions that represent or mandate specific standard, routine or accepted practice in the industry.

1.9	“Application” has the meaning set forth in Section 3.10.4(a) (Grant of Option).

1.10	“Arbitration Draft” has the meaning set forth in Section 13.4.1 (Arbitration Draft).

1.11	“Bankruptcy Code” has the meaning set forth in Section 12.6 (Termination for Insolvency).

1.12	“Business Day” means a day other than (a) a Saturday or a Sunday, or (b) a bank or other public holiday in New York, New York.

1.13	“Challenge” means, with respect to any LMI Patent Right, to contest the validity or enforceability of any such LMI Patent Right, in whole or in part, in any court, arbitration proceeding or other tribunal, including the United States Patent and Trademark Office and the United States International Trade Commission. As used in this definition the term “contest” includes (a) filing an action under 28 U.S.C. §§ 2201-2202 seeking a declaration of invalidity or unenforceability of any such LMI Patent Right; (b) filing, or joining in, a petition under 35 U.S.C. § 311 to institute inter partes review of any such LMI Patent Right or any portion thereof; (c) filing, or joining in, a petition under 35 U.S.C. § 321 to institute post-grant review of any such LMI Patent Right or any portion thereof; (d) filing or commencing any opposition, nullity, or similar proceedings challenging the validity of any such LMI Patent Right in any country, or (e) any foreign equivalent of clauses (a), (b), (c), or (d).

1.14	“Change of Control” means any of the following: (a) a merger or consolidation of LMI into or with any Person that is not an Affiliate of LMI (an “Unaffiliated Acquirer”), or a transfer of the outstanding voting equity securities of LMI to one or more Unaffiliated Acquirers, in each case, in a single transaction or series of transactions, in which any Third Party operating entity becomes the beneficial owner of 50% or more of the combined voting power of the outstanding securities of LMI; or (b) the sale or other disposition to a Third Party of all or substantially all of LMI’s assets or business, provided, however, that a “Change of Control” will not include (i) any public offering of securities or any transaction or series of transactions in which a financial investor becomes the beneficial owner of 50% or more of the combined voting power, and (ii) ***.

1.15	“Claim” has the meaning set forth in Section 10.1 (Indemnification by LMI).

1.16	“Clinical Trial” means any human clinical trial of the Licensed Product.

1.17	“Commercialization Diligence Obligations” has the meaning set forth in Section 5.4 (Commercialization Diligence).

1.18	“Commercialization Plan” has the meaning set forth in Section 5.2.1 (Plan).

1.19	“Commercialize” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize the Precursor, Licensed Compound or Licensed Product. For clarity, Commercialization does not include Manufacturing. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.20	“Commercially Reasonable Efforts” means, with respect to GEHC’s obligations under this Agreement to Exploit the Licensed Product, development, manufacturing, and commercialization efforts (a) *** and (b) consistent with the commercially reasonable practices of companies in the radiopharmaceutical industry that are similarly situated to GEHC with respect to the development, manufacture, and commercialization of a similarly situated radiopharmaceutical product with similar market or profit potential that is at a similar stage of development or commercialization based on ***.

1.21	“Committee” means, individually or collectively, the Joint Steering Committee, and any other joint committees and subcommittees established under ARTICLE 2 (Governance), as applicable.

1.22	“Competing Product” means ***.

1.23	“Confidential Information” means, with respect to a Party or any of its Affiliates, and subject to Section 11.1 (Confidential Information), all Know-How of or in the possession of such Party or such Affiliate that it treats as confidential or proprietary that is disclosed to or observed by the other Party or any of its Affiliates under this Agreement that is marked as “Confidential,” “proprietary” or the like or that should be reasonably understood to be confidential or proprietary, which may include specifications, know-how, trade secrets, technical information, models, business information, inventions, discoveries, methods, procedures, formulae, protocols, techniques, data, and unpublished patent applications, whether disclosed or observed in oral, written, graphic, or electronic form.

1.24	“Control” means, with respect to any material or Intellectual Property Right and a Person, that such Person (or an Affiliate of such Person): (a) owns such material or Intellectual Property Right; or (b) has a license or right to use such material or Intellectual Property Right, in each case ((a) and (b)) with the legal right to grant to the applicable Person access, a right to use, or a license, or a sublicense (as applicable) to such material or Intellectual Property Right without violating the terms of any agreement or other arrangement with any Third Party or creating a payment obligation upon such Party, or misappropriating the proprietary or trade secret information of a Third Party. Notwithstanding the foregoing, no Patent Rights or Know-How will be “Controlled” by a Party hereunder if such Patent Rights or Know-How are owned or in-licensed by a Third Party that becomes an Affiliate of such Party after the Effective Date as a result of either Party (i) acquiring such Third Party or a portion of the business of such Third Party or (ii) being acquired by such Third Party (in each case ((i) and (ii)), whether by merger, stock purchase, or purchase of assets); provided that prior to the date of such transaction, neither Party nor any of its Affiliates had any rights to any such Patent Rights or Know-How.

1.25	“Co-Promotion Agreement” has the meaning set forth in Section 5.5.2 (Co-Promotion Principles).

1.26	“Co-Promotion Territory” means the U.S.

1.27	“Core Market” means each of the U.S. Territory, Japan, Canada, the United Kingdom, and each of the European G4 Markets.

1.28	“Cover” or “Covered” or “Covering” means, with respect to a particular subject matter at issue and a relevant Patent Right, that the Manufacture or Commercialization of the subject matter would fall within the scope of a claim in the Patent Right.

1.29	“Data Package” has the meaning set forth in Section 3.10.4(c) (Delivery of Data Package).

1.30	“Defense Action” has the meaning set forth in Section 8.4.1 (Notification).

1.31	“Deliverable” means any equipment, software, or other item designated in a statement of work to be delivered by LMI or its Affiliates to GEHC as part of the LMI Development Services.

1.32	“Development” means to discover, research, or otherwise develop the Precursor, Licensed Compound, or Licensed Product, including conducting non-clinical research or Clinical Trials prior to or after receiving Regulatory Approval and any formulation or process development with respect to the Precursor, Licensed Compound, or Licensed Product. When used as a noun, “Development” means any and all activities involved in Developing.

1.33	“Development Diligence Obligations” has the meaning set forth in Section 4.4 (Development Diligence).

1.34	“Development Milestone Achievement Dates” has the meaning set forth in Section 4.2.1 (Plan).

1.35	“Development Plan” has the meaning set forth in Section 4.2.1 (Plan).

1.36	“Development Plan Milestones” has the meaning set forth in Section 4.2.1 (Plan).

1.37	“Effective Date” has the meaning set forth in Recitals.

1.38	“Effective Transfer Date” means the date that the FDA cites as the receipt date for the transfer request for the Licensed Product IND.

1.39	“End User” means any physician practice, clinic, hospital, or other healthcare provider.

1.40	“Enforcing Party” has the meaning set forth in Section 8.4.3(b) (Enforcement Process).

1.41	“Estimated *** Royalties” has the meaning set forth in Section 7.4.10(a) (Estimated *** Royalty Payments).

1.42	“European G4 Markets” means France, Germany, Spain, and Italy.

1.43	“Event of Force Majeure” has the meaning set forth in Section 14.7 (Force Majeure).

1.44	“Ex-Field License Agreement” has the meaning set forth in Section 3.10.4(a) (Grant of Option).

1.45	“Ex-Field License Agreement Negotiation Period” has the meaning set forth in Section 3.10.4(d) (Exercise of Option).

1.46	***

1.47	“Executive Officer” means, in the case of LMI, any individual who is a senior vice president or above, or in the case of GEHC, any individual who is a senior executive band, or the equivalent (e.g., GM Core Imaging, or above).

1.48	“Exploit” means, with respect to the Precursor, Licensed Compound, or Licensed Product (as applicable), to use, have used, manufacture, have manufactured, sell, have sold, offer for sale, have offered for sale, import, and have imported, including to Develop, Commercialize, Manufacture, have Manufactured, or otherwise exploit such Precursor, Licensed Compound, or Licensed Product (as applicable). “Exploitation” has a correlative meaning.

1.49	“FCPA” has the meaning set forth in Section 9.5.1 (Compliance with FCPA).

1.50	“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended from time to time.

1.51	“FDA” means the United States Food and Drug Administration or its successor.

1.52	“Field” means ***.

1.53	“First Commercial Sale” means, with respect to the Licensed Product, the first sale to an End User of such Licensed Product by or on behalf of GEHC or its Affiliates or Sublicensees after receipt of Regulatory Approval, and where applicable, Pricing Approval, for such Licensed Product.

1.54	“FTE” means the equivalent of a full-time employee’s or consultant’s work for a *** period (consisting of a total of *** hours per *** of dedicated effort performed by a fully qualified employee or consultant). Any person who devotes more or less than *** hours per *** on the applicable activities will be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked by such person on such activities, divided by ***.

1.55	“FTE Rate” means, (a) for employees at a seniority level of vice president or above, an initial hourly rate of $*** per hour of time spent by such FTE, and (b) for employees at a seniority level below vice president, an initial hourly rate of $*** per hour of time spent by such FTE. Commencing ***, each FTE rate will be changed *** by the percentage increase in the U.S. City Average Consumer Price Index, All Items, All Urban Consumers (CPI-U) as reported by the Bureau of Labor Statistics of the United States Department of Labor during the Term.

1.56	“GEHC” has the meaning set forth in Recitals.

1.57	“GEHC Improvement Invention” means an invention conceived by or on behalf of GEHC (or its Affiliates, Subcontractors, or Sublicensees or its or their respective directors, officers, employees, or agents) alone or together with Third Parties the practice of which is Covered by an LMI Patent Right at the time the invention is made.

1.58	“GEHC Improvement Patent Right” means a Patent Right Controlled by GEHC that Covers a GEHC Improvement Invention.

1.59	“GEHC Indemnitees” has the meaning set forth in Section 10.1 (Indemnification by LMI).

1.60	“GEHC Invention” has the meaning set forth in 8.1.3 (Sole Inventions).

1.61	“GEHC Net Sales” means, over the applicable period, (a) if LMI has not exercised the option set forth in Section 5.5.1 (Co-Promotion Option), *** (b) if LMI has exercised the option set forth in Section 5.5.1 (Co-Promotion Option), ***.

1.62	“GEHC Patent Rights” has the meaning set forth in Section 8.1.3 (Sole Inventions).

1.63	“GEHC Sales Royalties” has the meaning set forth in Section 7.4.1 (GEHC Sales Royalties).

1.64	“GEHC Target Accounts” has the meaning set forth in Section 5.5.2(e) (Co-Promotion Principles).

1.65	***

1.66	“Generic Product” means, on a country-by-country, product-by-product basis, any pharmaceutical product sold by a Third Party in such country, other than as a Sublicensee under this Agreement, that: (a) contains the same active ingredient or active ingredients as the Precursor or Licensed Product, and (b) is categorized by the applicable Regulatory Authority in such country to be equivalent to, or interchangeable with, such Precursor or Licensed Product, such that the pharmaceutical product may be substituted for the Precursor or Licensed Product.

1.67	“Generic Toggle ***” means ***.

1.68	“Governmental Authority” means any multi-national, federal, state, local, municipal, or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, arbitrator, court, or other tribunal).

1.69	“Handover Period” has the meaning set forth in Section 3.7.4 (Costs and Cooperation).

1.70	“IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA in the U.S.; (b) a Clinical Trial Authorization filed with the European Union member states; or (c) the equivalent application to the equivalent Regulatory Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of an investigational new drug in humans in such jurisdiction.

1.71	“Indemnified Party” has the meaning set forth in Section 10.3 (Indemnification Procedures).

1.72	“Indemnifying Party” has the meaning set forth in Section 10.3 (Indemnification Procedures).

1.73	“Institutional Customer” has the meaning set forth in Section 5.5.2(e)(ii) (Co-Promotion Principles).

1.74	“Intellectual Property Rights” means all rights in inventions, Patent Rights, copyrights, design rights, trade names, trademarks, service marks, Know-How, database rights, domain names, and all other intellectual property (whether registered or unregistered) and all applications and rights to apply for any of them, anywhere in the world.

1.75	“Japan Sales Royalties” has the meaning set forth in Section 7.4.3 (Japan Sales Royalties).

1.76	“Japan Territory” means Japan and its territories and possessions.

1.77	“Joint Inventions” has the meaning set forth in Section 8.1.4 (Joint Inventions).

1.78	“Joint Patent Right” has the meaning set forth in Section 8.1.4 (Joint Inventions).

1.79	“JSC” has the meaning set forth in Section 2.2.1 (Purpose; Formation).

1.80	“Know-How” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, clinical and non-clinical study reports, regulatory submission documents and summaries, expertise, stability, technology, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies, and procedures.

1.81	“Knowledge” means, with respect to LMI, the actual knowledge of the *** taking into account the patent searches described in Section 9.2.5 and any information or materials disclosed by or on behalf of LMI to GEHC relating to LMI’s Intellectual Property Rights.

1.82	“Liabilities” means liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise.

1.83	“License” has the meaning set forth in Section 3.1.1 (License to GEHC).

1.84	“Licensed Compound” means (a) flurpiridaz, known as [18F]flurpiridaz, the structure of which is set forth on Schedule 1.84 or (b) any Analog.

1.85	“Licensed Product” means a pharmaceutical product that contains the Licensed Compound, whether alone or in combination with one or more other active pharmaceutical ingredients, in any and all current and future forms, formulations, dosages, and delivery modes.

1.86	“Licensed Product IND” means the IND filed related to the Licensed Product in existence as of the Effective Date.

1.87	“Licensed Technology” means the LMI Patent Rights and LMI Know-How.

1.88	“LMI” has the meaning set forth in Recitals.

1.89	“LMI Development Services” has the meaning set forth in Section 4.3.1 (Engagement of LMI).

1.90	“LMI Improvement Invention” means an invention conceived by or on behalf of LMI (or its Affiliates, Subcontractors, or Sublicensees or its or their respective directors, officers, employees, or agents) alone or together with Third Parties the practice of which is Covered by an LMI Patent Right at the time the invention is made.

1.91	“LMI Improvement Patent Right” means a Patent Right Controlled by LMI that Covers an LMI Improvement Invention.

1.92	“LMI Indemnitees” has the meaning set forth in Section 10.2 (Indemnification by GEHC).

1.93	“LMI Joint Inventions” has the meaning set forth in Section 8.1.4 (Joint Inventions).

1.94	“LMI Joint Patent Right” has the meaning set forth in Section 8.1.4 (Joint Inventions).

1.95	“LMI Know-How” means all Know-How Controlled as of the Effective Date or thereafter during the Term by LMI that (a) is reasonably necessary or useful for the Exploitation of the Precursor, Licensed Compound, or Licensed Product in the Field, including all LMI Improvement Inventions, or (b) is disclosed to or observed by GEHC or any of its Affiliates under this Agreement, including all Know-How that is disclosed to or observed by GEHC or any of its Affiliates during the Handover Period.

1.96	“LMI Manufacturing Know-How” has the meaning set forth in Section 3.7.2 (Manufacturing Know-How Transfer).

1.97	“LMI Net Sales” means, over the applicable period, Net Sales to LMI Target Accounts in the Co-Promotion Territory.

1.98	“LMI Patent Rights” means (a) those Patent Rights set forth on Schedule 1.98, and (b) all Patent Rights Controlled by LMI as of the Effective Date or thereafter during the Term that Cover or are otherwise necessary or useful for the Exploitation of the Precursor, Licensed Compound, or Licensed Product in the Field, including all LMI Improvement Patent Rights.

1.99	“LMI Sales Royalties” has the meaning set forth in Section 7.4.2 (LMI Sales Royalties).

1.100	“LMI Services Assigned Patent Rights” has the meaning set forth in Section 8.1.2 (LMI Services Know-How).

1.101	“LMI Services Know-How” has the meaning set forth in Section 8.1.2 (LMI Services Know-How).

1.102	“LMI Target Accounts” has the meaning set forth in Section 5.5.2(d) (Co-Promotion Principles).

1.103	“LMI Trademark” means “***”, including all word forms thereof, and all registrations thereof in any countries, including all registrations set forth on Schedule 1.103.

1.104	“LMI Trademark Option” has the meaning set forth in Section 3.9 (Option to Purchase the LMI Trademark).

1.105	“Major Competitors” means, at any given time, ***.

1.106

“Manufacture” means all activities by or on behalf of a Party related to the manufacturing of the Precursor, Licensed Compound, Licensed Product, or any ingredient thereof, including test method development and stability testing, formulation, manufacturing scale-up, manufacturing for Development or Commercialization, labeling, filling, processing, packaging, in-process and finished Licensed Product testing, dispensing, shipping, storing, or release of the Precursor,

Licensed Compound, or Licensed Product or any ingredient thereof, quality assurance and quality control activities related to manufacturing and release of the Precursor, Licensed Compound, or Licensed Product, ongoing stability tests, and regulatory activities related to any of the foregoing. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing.

1.107	“Marketing Authorization Application” or “MAA” means an application for Regulatory Approval to market the Licensed Product in a country, territory, or possession, including a New Drug Application as defined in the FD&C Act and applicable rules and regulations promulgated thereunder by the FDA in the U.S.

1.108	“Marks” has the meaning set forth in Section 8.5 (Trademarks).

1.109	“Material Breach” means either (a) with respect to a breach by GEHC, *** or (b) with respect to a breach by LMI, ***.

1.110	“Milestone Event” has the meaning set forth in Section 7.2 (Development Milestones).

1.111	“Net Sales” means, over the applicable period, the *** for sales of the Licensed Product by GEHC or its Affiliates or its Sublicensees or their Affiliates (the “Selling Party”) to Third Parties, less the following to the extent allocated to such sales of such Licensed Product to Third Parties and actually taken, paid, accrued, allowed, included or allocated (where applicable) in accordance with the allocation procedures, allowance methodologies and accounting methods, in accordance with U.S. GAAP, where applicable, or other applicable generally accepted accounting principles, in each case, consistently applied:

1.111.1	***;

1.111.2	***;

1.111.3	***;

1.111.4	***;

1.111.5	***;

1.111.6	***;

1.111.7	***; and

1.111.8	***.

For the avoidance of doubt, if a single item falls into more than one of the categories set forth in Section 1.111.1 through Section 1.111.8, then such item may not be deducted more than once. In addition, except as otherwise provided above, to the extent that any deductions set forth above are not solely attributable to the Licensed Product, then such deductions will be allocated ***.

Sales of the Licensed Product between or among GEHC and its Affiliates or Sublicensees will be excluded from the computation of Net Sales and no payments will be payable on such sales except where such Affiliates or Sublicensees are End Users. Subject to the exceptions set forth in the next paragraph, with respect to the sale or other disposition of any Licensed Product (a) to a Third Party for any reason other than for resale or distribution to an End User, (b) for any consideration other than an exclusively monetary consideration, or (c) on terms other than bona fide arm’s length terms, Net Sales will equal ***.

Where the Licensed Product is sold to a Third Party reseller or distributor for resale to End Users, Net Sales will be *** for such sales to such reseller or distributor; provided, however, that ***. For the avoidance of doubt, sales of the Licensed Product *** will be excluded from Net Sales calculations for all purposes. Subject to the exceptions and deductions above, if a Selling Party sells the Precursor (and not a Licensed Product) to a Third Party (other than a Sublicensee or its Affiliates), and there is no subsequent sale of a Licensed Product by such Selling Party to such Third Party, then Net Sales with respect to sales of such Precursor will be calculated based on the sale of the Precursor by the Selling Party to such Third Party, and each reference to Licensed Product in this Net Sales definition will be deemed to refer to the Precursor (rather than a Licensed Product) for the purposes of calculating Net Sales for such Precursor.

1.112	“New Drug Application” or “NDA” has the meaning therefor as defined in the FD&C Act and applicable rules and regulations promulgated thereunder by the FDA in the U.S.

1.113	“Nihon Medi-Physics” or “NMP” means the joint venture among GEHC, GEHC Healthcare IVD (Netherlands) BV, and Sumitomo Chemical Company Ltd.

1.114	“Non-Acquiring Party” has the meaning set forth in Section 3.12.1 (Options).

1.115	“Non-Enforcing Party” has the meaning set forth in Section 8.4.3(b)(Enforcement Process).

1.116	“Option” has the meaning set forth in Section 3.10.4(a) (Grant of Option).

1.117	“Option Exercise Notice” has the meaning set forth in Section 3.10.4(d) (Exercise of Option).

1.118	“Option Term” has the meaning set forth in Section 3.10.4(b) (Option Term).

1.119	“Party” and “Parties” has the meaning set forth in Recitals.

1.120	“Patent Right” means: (a) any national, regional or international patent or patent application, including any provisional patent application; (b) any patent application filed either from such a patent, patent application or provisional application or from an application claiming priority from any of these, including any divisional, continuation, continuation-in-part, provisional, converted provisional, and continued prosecution application; (c) any patent that has issued or in the future issues from any of the foregoing patent applications ((a) and (b)), including any utility model, petty patent, design patent, and certificate of invention; (d) any extension or restoration by existing or future extension or restoration mechanisms, including any revalidation, reissue, re-examination, and extension (including any supplementary protection certificate and the like) of any of the foregoing patents or patent applications ((a), (b), and (c)); and (e) any similar rights, including any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent application or patent.

1.121	“Person” means an individual, entity, or organization, including a government or political subdivision, department, or agency of a government.

1.122	“PET” means positron emission tomography.

1.123	“PET Service Area” has the meaning set forth in Section 5.5.2(e)(i) (Co-Promotion Principles).

1.124	“Phase III Clinical Trial” means a pivotal human clinical trial of a Licensed Product that would satisfy the requirements of 21 C.F.R. Part 312.21(c) (as amended from time to time), for the principal purpose of achieving a determination of safety and efficacy that is prospectively designed, statistically powered, and conducted to provide an adequate basis for submission of an application for Regulatory Approval in the U.S. for patients with the disease or condition under study.

1.125	“PMF” has the meaning set forth in Section 5.5.2(e)(i) (Co-Promotion Principles).

1.126	“Precursor” means that certain precursor to the Licensed Compound, the structure of which is set forth on Schedule 1.126.

1.127	“*** Agreement” means an agreement with respect to the Licensed Product with the territorial scope of *** that is entered into by ***.

1.128	“*** Agreement Payments” means any (a) cash, other than royalty payments, or (b) cash equivalent amount, in each case ((a) and (b)), paid pursuant to any *** Agreement in consideration for ***.

1.129	“***” means ***.

1.130	“Pricing Approval” means, in any country or regulatory jurisdiction where a Governmental Authority has the authority to determine reimbursement, or approve or determine pricing, for any imaging agent prior to the commercial sale of such imaging agent in such country or regulatory jurisdiction, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination with respect to a Licensed Product.

1.131	“Product Infringement” has the meaning set forth in Section 8.4.1 (Notification).

1.132	“Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation, and sale of the Licensed Product for one or more indications in the Field and in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which will exclude any pricing and reimbursement approvals. Regulatory Approvals include approvals by Regulatory Authorities of MAAs.

1.133	“Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval or Pricing Approvals or, to the extent required in such country or regulatory jurisdiction, pricing or reimbursement approval of the Licensed Product in such country or regulatory jurisdiction.

1.134	“Regulatory Materials” means regulatory applications, submissions, notifications, registrations, or other filings or submissions made to or with a Regulatory Authority that are necessary or reasonably desirable in order to Develop, Manufacture, market, sell, or otherwise Commercialize the Precursor, Licensed Compound, or Licensed Product in a particular country or regulatory jurisdiction. Regulatory Materials include INDs and MAAs (as applications, but not the approvals with respect thereto).

1.135	“ROW Sales Royalties” has the meaning set forth in Section 7.4.4 (ROW Sales Royalties).

1.136	“ROW Territory” means all countries and territories of the world other than the U.S. Territory and the Japan Territory.

1.137	“Royalties” means the GEHC Sales Royalties, LMI Sales Royalties, Japan Sales Royalties, and ROW Sales Royalties.

1.138	“Royalty Report” has the meaning set forth in Section 7.4.9 (Royalty Reports).

1.139	“Royalty Term” means, on a country-by country, product-by-product basis, the period commencing on the First Commercial Sale of the Precursor or Licensed Product in such country and expiring upon the latest of: (a) expiration of the last Valid Claim of any (i) LMI Patent Right, (ii) *** Patent Right that Covers the Exploitation of the Precursor, Licensed Compound, or Licensed Product, as applicable, in such country ***, or (iii) ***that Covers the Exploitation of the Precursor, Licensed Compound, or Licensed Product, as applicable, in such country *** (b) the date of expiration of the data, regulatory, or marketing exclusivity period conferred by the applicable Regulatory Authority or Applicable Law in such country with respect to the Precursor or Licensed Product, as applicable; or (c) ***, or such shorter term as may be required by Applicable Law.

1.140	“Royalty True-Up Amount” has the meaning set forth in Section 7.4.10(b) (Royalty True-Up).

1.141	“SEC” means the U.S. Securities and Exchange Commission.

1.142	“Selected Agreements” means, with respect to the Terminated Product, any agreement entered into by and between GEHC or any of its Affiliates or its Sublicensees, on the one hand and one or more Third Parties, on the other hand, that is reasonably necessary for LMI to continue Exploiting such Terminated Product (or the Licensed Compound contained therein) in the Field in the Territory, including, to the extent relevant and reasonably necessary, (a) agreements pursuant to which GEHC, its Affiliates, or its Sublicensees receives a license or other rights to Exploit such Terminated Product, (b) supply agreements pursuant to which GEHC, its Affiliates, or its Sublicensees obtain or may obtain quantities of such Terminated Product or materials used in their manufacture, (c) clinical trial agreements, (d) contract research organization agreements, and (e) other service agreements.

1.143	“Selling Party” has the meaning set forth in Section 1.111 (Net Sales).

1.144	“Sole Inventions” has the meaning set forth in Section 8.1.3 (Sole Inventions).

1.145	“Subcontractor” has the meaning set forth in Section 3.3 (Subcontractors).

1.146	“Sublicense Agreement” has the meaning set forth in Section 3.2.3 (Sublicense Agreements).

1.147	“Sublicensee” has the meaning set forth in Section 3.2.2 (Sublicensees).

1.148	“Sublicensor” has the meaning set forth in Section 3.2.1 (Sublicensing).

1.149	“Term” has the meaning set forth in Section 12.1 (Term).

1.150	“Terminated Country” has the meaning set forth in Section 12.7.1 (All Termination Events).

1.151	“Terminated Product” has the meaning set forth in Section 12.7.2 (Effects of Termination).

1.152	“Territory” means worldwide.

1.153	“Third Party” means any Person other than LMI or GEHC or an Affiliate of either of them.

1.154	“Third Party Stacking Payments” mean any and all royalties or other amounts with respect to the sales of the Licensed Product (but not any milestone or upfront payments) paid or payable to a Third Party pursuant to a license agreement entered into after the Effective Date to license, sublicense, acquire, or otherwise access Patent Rights or Know-How if, in the absence of such license, sublicense, acquisition or access, the Licensed Product would infringe or misappropriate, in the reasonable judgment of GEHC, such Patent Rights or Know-How.

1.155	“Transition Plan” has the meaning set forth in Section 3.7.1 (Transition Services).

1.156	“Transition Services” means all activities set forth under the Transition Plan.

1.157	“Triggering Event” means the occurrence of any of the following: (a) LMI admits in writing its inability to pay its debts when due or a public announcement is made that LMI has or intends to file bankruptcy, dissolve, wind-down its business or liquidate, sell or otherwise dispose of all or substantially all of its assets; and (b) LMI has ceased paying its debts as they come due in the ordinary course of business or has ceased conducting all or substantially all of its business, as measured from the date of such cessation.

1.158	“Unaffiliated Acquirer” has the meaning set forth in Section 1.14 (Change of Control).

1.159	“U.S.” means the United States of America (including all possessions and territories thereof).

1.160	“U.S. GAAP” means (a) United States generally accepted accounting principles, or (b) the applicable national accounting standards to which the entity making the Net Sales is subject, in each case ((a) and (b)), consistently applied.

1.161	“U.S. Territory” means the U.S., including Puerto Rico.

1.162	“Valid Claim” means either: (a) a claim of an issued and unexpired patent included within the LMI Patent Rights, Joint Patent Rights, or GEHC Improvement Patent Rights that has not been permanently revoked or declared unenforceable or invalid by an unreversed and unappealable or unreversed and unappealed decision of a court or other appropriate body of competent jurisdiction and which has not been abandoned, disclaimed, denied, or admitted to be invalid or unenforceable or surrendered through reissue, re-examination, disclaimer, or otherwise; or (b) a claim of a pending patent application included within the LMI Patent Rights, Joint Patent Rights, or GEHC Improvement Patent Rights that was filed in good faith and has not been cancelled, withdrawn, abandoned, or finally disallowed without the possibility of appeal or refiling of such application and has not been pending for more than *** years.

1.163	“VAT” has the meaning set forth in Section 7.9.2 (Value Added Tax).

ARTICLE 2

GOVERNANCE

2.1.	Alliance Managers. Each Party will appoint an appropriately qualified individual to serve as an alliance manager under this Agreement (the “Alliance Manager”). Such persons will endeavor to assure clear and responsive communication between the Parties and the effective exchange of information, and may serve as the primary point of contact for any matters arising under this Agreement. The Alliance Managers will ensure each Party’s awareness and compliance of the governance procedures and rules under this Agreement. The Alliance Managers may attend meetings of all Committees under this Agreement and may raise issues for the applicable Committee for discussion. The Alliance Managers will not have any decision-making authority under this Agreement.

2.2.	Joint Steering Committee.

2.2.1	Purpose; Formation. The Parties hereby establish a joint steering committee that will serve as an advisory committee and will monitor and provide strategic oversight of the activities under this Agreement and facilitate communications between the Parties with respect to the Development, Manufacture, and Commercialization of the Precursor, Licensed Compound, and Licensed Product, all in accordance with this Section 2.2 (Joint Steering Committee) (the “JSC”).

2.2.2	Composition. Each Party will appoint *** representatives (or their designees) to the JSC, which members will include a member of each of such Party’s senior financial, commercial, or scientific leadership with respect to the Licensed Product, but neither Party will appoint its chief executive officer as a representative to the JSC. The Parties’ initial representatives to the JSC will be provided to each other Party within *** after the Effective Date. The JSC may change its size from time-to-time by mutual consent of its members. Each Party may replace its JSC representatives at any time upon written notice to the other Party. Each Party may invite up to *** of its own employees or consultants and the JSC may invite other non-members to participate in the discussions and meetings of the JSC; provided that such participants will have no voting authority at the JSC. GEHC will designate a single JSC chairperson who will be in or above GEHC’s executive band, or the equivalent. The role of the chairperson will be to convene and preside at meetings of the JSC. The Alliance Managers will work with the chairperson to prepare and circulate agendas and to ensure the preparation of minutes. The chairperson will have the final say on any issue or decision that will not significantly or substantially affect the Development or Commercialization of the Licensed Product.

2.2.3	Specific Responsibilities. In addition to its overall responsibility for monitoring and providing strategic oversight with respect to the Parties’ activities under this Agreement, the JSC will in particular:

(a)	review, discuss, and determine whether to approve the updated Transition Plan;

(b)	review, discuss, and determine whether to approve the Development Plan, the planned PMF network, and the Commercialization Plan, and all amendments thereto (but, for clarity, not including the terms of the Co-promotion Agreement);

(c)	review and discuss any material revisions to the Development Milestone Achievement Dates proposed by GEHC in accordance with Section 4.2.2 (Amendments to the Development Plan), and measure performance against the then-current Development Milestone Achievement Dates;

(d)	discuss and provide input regarding when to initiate or discontinue any Clinical Trial under each Development Plan; provided that nothing is intended to limit a Party’s ability to comply with Applicable Law or manage subject safety;

(e)	discuss the requirements for Regulatory Approval and, where applicable, Pricing Approval, in the Core Markets and review and determine overall regulatory strategy with respect to the Licensed Product in the Field;

(f)	review and discuss the Development, Manufacture, and Commercialization of the Licensed Product in the Field, including measuring performance against, and compliance with, the then-current Development Plan and Commercialization Plan;

(g)	facilitate the flow of information between the Parties with respect to the Development and Commercialization of the Licensed Product in the Field;

(h)	discuss, on *** basis, any *** (as applicable) during the previous ***;

(i)	attempt to resolve issues presented to it by either Party relating to this Agreement, and disputes within any other subcommittee;

(j)	establish additional Committees and restructure existing Committees as it deems necessary to achieve the objectives and intent of this Agreement; and

(k)	perform such other functions as appropriate, and direct each other Committee to perform such other functions as appropriate, to further the purposes of this Agreement, in each case, as agreed in writing by the Parties.

2.3.	JSC Meetings. The JSC will meet at least one time per calendar quarter during the Term unless the Parties agree in writing to a different frequency for such meetings. No later than five Business Days prior to any meeting of the JSC, the chairperson or the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JSC (by videoconference, teleconference, or in person) by providing at least five Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the chairperson of the JSC and the Alliance Managers of both Parties to provide the members of the JSC no later than two Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The JSC may meet in person, by videoconference or by teleconference. Notwithstanding the foregoing, at least one meeting per calendar year will be in person in the U.S. unless the Parties agree in writing to waive such requirement. In-person JSC meetings will be held at locations alternately selected by LMI and by GEHC. Each Party will bear the expense of its respective members’ participation in JSC meetings. Meetings of the JSC will be effective only if at least one representative of each Party is present or participating in such meeting. The chair, or their designee, will be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect, without limitation, material decisions made and action items identified at such meetings. The chair, or their designee, will send draft meeting minutes to each member of the JSC for review and approval within a reasonable time period after each JSC meeting. Such minutes will be deemed approved unless one or more members of the JSC object to the accuracy of such minutes prior to the next meeting. Minutes will be officially approved by each Committee at the next meeting of such Committee.

2.4.	Decision Making and Resolution of Disputes.

2.4.1	Committee Decision-Making. Each Committee will attempt in good faith to act by consensus, and the representatives from each Party on such Committee will have, collectively, one vote on behalf of that Party. If a Committee other than the JSC cannot reach consensus on an issue that comes before such Committee (as applicable) and over which such Committee has oversight, then the representatives of either Party may refer such matter to the JSC for resolution. The JSC will have the authority to resolve disputes within the jurisdiction of the any other Committees, but otherwise will have no authority except where expressly specified in this Agreement or agreed by the Parties in writing. If the JSC is unable to reach consensus on any issue or decision that at least one Party reasonably considers will significantly or substantially affect the Development or Commercialization of the Licensed Product, then within 10 Business Days after a Party provides written notice that affirmatively states that a decision needs to be made, either Party may elect to submit such material issue to the Parties’ Executive Officers in accordance with Section 2.4.2 (Referral to Executive Officers). ***.

2.4.2	Referral to Executive Officers. If a Party makes an election under Section 2.4.1 (Committee Decision Making) to refer a matter to the Executive Officers, then the Executive Officers will use good faith efforts to resolve promptly such matter, which good faith efforts will include at least one meeting by phone or other means between such Executive Officers within 20 Business Days after the JSC’s submission of such matter to them. ***.

2.4.3	***. If the JSC or any other Committee (as applicable) fails to reach consensus on any Development Plan or Commercialization Plan or any amendment thereto, and the Executive Officers are unable to reach consensus in good faith on such matter within the 20 Business Day period set forth under Section 2.4.2 (Referral to Executive Officers), ***.

2.4.4	General Committee Authority. Each Committee will have solely the powers expressly assigned to it in this ARTICLE 2 (Governance) and elsewhere in this Agreement. No Committee will have any power to amend, modify, or waive compliance with this Agreement. It is expressly understood and agreed that the control of decision-making authority by GEHC, as applicable, pursuant to Section 2.4.2 (Referral to Executive Officers), so as to resolve a disagreement or deadlock on a Committee for any matter will not authorize either Party to perform any function or exercise any decision-making right not delegated to a Committee or such Party, and that neither LMI nor GEHC will have any right to unilaterally modify or amend, or waive its own compliance with, the terms of this Agreement.

2.4.5	General Decision Making Authority. Except as otherwise provided in this Agreement, GEHC will be solely responsible for conducting Development, Commercialization, and Manufacturing activities related to the Licensed Product in the Field and will have decision making authority with respect thereto.

ARTICLE 3

LICENSES AND EXCLUSIVITY

3.1.	License Grants.

3.1.1	License to GEHC. Subject to the terms and conditions of this Agreement, LMI hereby grants to GEHC a royalty-bearing, worldwide license, with the right to grant sublicenses as provided in Section 3.2 (Sublicensing Rights), under the Licensed Technology to Exploit the Precursor (subject to Section 5.6 (Precursors)), Licensed Compound, and Licensed Product in the Field in the Territory (the “License”). The License will be exclusive (even as to LMI) throughout Territory. LMI’s exercise of its rights or performance of its obligations under Section 5.5 (Co-Promotion Right) will not constitute a conflict with the license granted to GEHC under this Section 3.1.1 (License to GEHC).

3.1.2	License to LMI. Subject to the terms and conditions of this Agreement, GEHC hereby grants to LMI (a) a non-exclusive, royalty-free, worldwide license, with the right to grant sublicenses as provided in Section 3.2 (Sublicensing Rights), under all Joint Inventions, Joint Patent Rights, GEHC Improvement Inventions, GEHC Improvement Patent Rights, LMI Services Know-How, LMI Services Assigned Patent Rights, GEHC Inventions, and GEHC Patent Rights to perform the LMI Development Services, and any activities allocated to it under this Agreement with respect to the Development of the Precursor, Licensed Compound, and the Licensed Product in the Field, including responsibilities under any Development Plan, and (b) a non-exclusive, royalty-free, worldwide license, with the right to grant sublicenses as provided in Section 3.2 (Sublicensing Rights), under all Joint Inventions, Joint Patent Rights, ***, to Exploit the Precursor, Licensed Compound, and the Licensed Product outside of the Field in the Territory.

3.1.3	LMI’s Right of Reference. Subject to the terms and conditions of this Agreement, GEHC hereby grants to LMI (or its Affiliates or its Sublicensees) access to, and a right of reference with respect to, GEHC Regulatory Materials and corresponding documentation to the extent Controlled by GEHC at any time during the Term (including the Licensed Product IND and all other Regulatory Materials assigned to GEHC pursuant to Section 3.6 (Transfer of Regulatory Materials)), as reasonably necessary for LMI to reasonably Exploit the Precursor, Licensed Compound, and Licensed Product outside of the Field. GEHC will execute, acknowledge, and deliver any further documents or instruments and to perform all such other acts as may be necessary or appropriate in order to effect such right of reference.

3.2.	Sublicensing Rights.

3.2.1	Sublicensing. GEHC will have the right to grant sublicenses (through multiple tiers) under the Licensed Technology to Exploit the Precursor, Licensed Compound, or Licensed Product in the Field in each case without any requirement of consent ***. Subject to Section 3.10.4 (GEHC Options for Ex-Field Licenses) and Section 3.10.5 (GEHC Right of First Offer), LMI will have the right to grant sublicenses of the license granted to it in Section 3.1.2 (License to LMI) and the right of reference granted to it in Section 3.1.3 (LMI’s Right of Reference) outside the Field and to its Subcontractors in accordance with Section 3.2.2 (Sublicensees). The Party granting the sublicense will be referred to herein as the “Sublicensor.”

3.2.2	Sublicensees. Each sublicensee granted rights under Section 3.2.1 (Sublicensing) will be a “Sublicensee” and such sublicense will be granted under a Sublicense Agreement as set forth in Section 3.2.3 (Sublicense Agreement). The Sublicensor will remain responsible and liable for the performance of its Sublicensees to the same extent as if such activities were conducted by such Sublicensor, and will cause its Sublicensees to comply with the relevant terms and conditions of this Agreement. In addition, the Sublicensor will remain responsible for any payments due hereunder with respect to activities conducted by its Sublicensees. Any sublicense granted hereunder that is inconsistent with this Section 3.2.2 (Sublicensees) will be null and void.

3.2.3	Sublicense Agreement. The Sublicensor will cause each agreement with a Sublicensee granting a sublicense pursuant to Section 3.2.1 (Sublicensing) (each, a “Sublicense Agreement”) to be consistent with the terms and conditions of this Agreement and to: (a) require each Sublicensee and Affiliate to comply with the applicable terms and conditions of this Agreement (including, as applicable, the reporting obligations set forth under Section 7.4.9 (Royalty Reports), the record keeping and audit requirements set forth under Section 7.12 (Financial Records; Audits), the provisions regarding Intellectual Property Rights set forth under ARTICLE 8 (Intellectual Property), and the confidentiality requirements set forth under ARTICLE 11 (Confidentiality)), (b) preclude the granting of further sublicenses in contravention of the terms and conditions of this Agreement; provided, however, no such provision limits the Sublicensor’s rights to grant sublicenses through multiple tiers, and (c) unless otherwise agreed or provided in Section 3.2.4 (Continuation of Sublicenses upon Termination of this Agreement) or Section 12.7.2(e) (License Grant to LMI), provide, where GEHC is the Sublicensor, that it will automatically terminate with respect to Licensed Technology upon termination of this Agreement.

3.2.4

Continuation of Sublicenses upon Termination of this Agreement. If the License granted to GEHC under Section 3.1.1 (License to GEHC) and the sublicenses granted to Sublicensees terminate pursuant to Section 12.3 (Termination by Either Party for Breach) or Section 12.6 (Termination for Insolvency), then, at the request of any Sublicensee who is not then in breach of its Sublicense Agreement and is otherwise in good standing, LMI will enter into, without any assistance by GEHC, a direct license agreement with such Sublicensee under the Licensed Technology that is sublicensed to such Sublicensee on substantially the same terms, i.e., provides Sublicensee and LMI (as a substitute thereunder for GEHC) the same rights and obligations, as set forth in such Sublicense Agreement between GEHC and such Sublicensee effective as of the date of termination of the Sublicense Agreement granted to Sublicensee by GEHC; provided, however, that (a) such direct license agreement would not impose on LMI any obligations over and above its obligations under this Agreement and would not impose on any such Sublicensee any obligations over and above its obligations under the applicable Sublicense Agreement, and (b) as consideration for such direct license, the direct license agreement would require Sublicensee to pay LMI the same amount as LMI would have received from GEHC (had this Agreement survived) as a result of the Sublicensee’s performance under such Sublicense Agreement. During the pendency of any negotiation of a direct license agreement between LMI and the applicable Sublicensee in accordance with this Section 3.2.4 (Continuation of Sublicenses Upon Termination of this Agreement), so as to ensure no disruption in the rights granted to such Sublicensee, such Sublicensee is hereby licensed to continue to exercise its rights and will continue to perform its obligations, in each case, as set forth under such Sublicense Agreement and the applicable terms under such Sublicense Agreement will apply mutatis mutandis to

LMI rather than GEHC, except that LMI will not have any obligations over and above its obligations under this Agreement. As provided in this Section 3.2.4 (Continuation of Sublicenses Upon Termination of this Agreement), in the event of any termination of this Agreement, LMI will not have the right to terminate or otherwise restrict any rights granted to a Sublicensee that is not also in breach of this Agreement or the applicable Sublicense Agreement.

3.3.	Subcontractors. Each Party may perform any of its obligations under the Development Plan, the Commercialization Plan, or otherwise under this Agreement through one or more subcontractors, consultants, distributors, co-promotion partners, or other vendors (each, a “Subcontractor”) provided that: (a) any Party that engages a Subcontractor will remain responsible for (i) the work allocated to, and payment to, such Subcontractors to the same extent it would if it had done such work itself, (ii) the management of any such Subcontractor, and (iii) any breach of this Agreement by a Subcontractor; (b) any Subcontractor must undertake in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information that are at least as restrictive as those set forth in ARTICLE 11 (Confidentiality); and, (c) the Subcontractor agrees in writing to (i) presently assign all of its rights, title, and interests in, or, (ii) if such Subcontractor cannot so assign, provide a perpetual, fully-paid, worldwide, fully sublicenseable (through multiple tiers) exclusive license under and to, any Intellectual Property Rights with respect to the Precursor, Licensed Compound, or Licensed Product developed in the course of performing any such work under any Development Plan, Commercialization Plan, or this Agreement to LMI or GEHC in order to give full effect to the rights granted to each Party under this Agreement. Any contract with a Subcontractor pertaining to the Precursor, Licensed Compound, or Licensed Product will be consistent with the provisions of this Agreement. Furthermore, if the Subcontractor (such as a distributor) is purchasing Licensed Product for resale, then the agreement between GEHC and such Subcontractor must require such Subcontractor (and the agreement between such Subcontractor and any subsequent distributor or reseller in the chain of distribution must require such subsequent distributor or reseller) to comply with the reporting obligations set forth under Section 7.4.9 (Royalty Reports), and the record keeping and audit requirements set forth under Section 7.13 (Financial Records; Audits). The engagement of any Subcontractor will not relieve a Party of its obligations under this Agreement.

3.4.	Retained Rights. Subject to, and without limiting any of LMI’s obligations under this Agreement, including the obligations under Section 3.10 (Activity Outside The Field), Section 3.11 (Exclusivity) and ARTICLE 11 (Confidentiality), any rights of LMI not expressly granted to GEHC under the provisions of this Agreement will be retained by LMI (and may be exercised by LMI itself or through its Affiliates or Third Parties in its sole discretion). GEHC will not exploit or sublicense the Licensed Technology except as expressly licensed in this Agreement. In addition, LMI expressly retains the right to perform or exercise, or have performed or exercised by an Affiliate, LMI’s obligations and rights under this Agreement, subject to the terms of Section 3.2 (Sublicensing Rights) and Section 3.3 (Subcontractors).

3.5.	No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party grants to the other Party any license, express or implied, under its Intellectual Property Rights. Except for the limited licenses set forth in Section 3.1.2 (License to LMI), Section 12.7.2(b) (License Grant to LMI), and Section 12.7.2(c) (License Grant to LMI), GEHC is not granting LMI any license, express or implied, under any Intellectual Property Rights Controlled by GEHC.

3.6.

Transfer of Regulatory Materials. Promptly after the Effective Date, LMI will transfer to GEHC, all of the rights and obligations of LMI as owner/sponsor of the Licensed Product IND and all other Regulatory Materials for the Precursor, Licensed Compound, or Licensed Product

that are necessary to transfer such Licensed Product IND to GEHC in the Territory (such transfer, the “Transfer”). Until the Effective Transfer Date, LMI will be the owner/sponsor of the Licensed Product IND and all other Regulatory Materials for the Licensed Product in the Territory and will have all rights and obligations relating thereto, including pharmacovigilance responsibilities; provided that GEHC will reimburse LMI for any approved costs or expenses incurred by LMI after the Effective Date in connection with exercising such rights or fulfilling such obligations. LMI will take all steps reasonably necessary to effect the Transfer, including submitting to each applicable Regulatory Authority within *** after the Effective Date a letter or other necessary documentation (with a copy to GEHC) notifying such Regulatory Authority of the transfer of such ownership of the Licensed Product IND. During the period commencing on the Effective Date and ending on Effective Transfer Date, LMI will not take any action related to the Licensed Product IND or any other Regulatory Materials without the prior written approval of GEHC. Within *** after the Effective Transfer Date, LMI will provide GEHC with complete copies of the Regulatory Materials for the Precursor, Licensed Compound, Licensed Product in the Territory, including all correspondence and regulatory files relating thereto. Until the end of the Handover Period, at GEHC’s reasonable request and at no cost to GEHC, LMI will make its employees and representatives reasonably available to GEHC in accordance with the Transition Plan to supply background on the Licensed Product IND and other Regulatory Materials for the Precursor, Licensed Compound, and Licensed Product in the Territory. As the result of and effective as of such Transfer, GEHC will act as the sponsor of the Licensed Product IND for the Licensed Product in the Territory, and will take over from LMI all responsibilities of sponsors as defined under the FD&C Act, other FDA regulations, and all other Applicable Laws, including pharmacovigilance responsibilities. Commencing on the Effective Date, and thereafter during the Term, GEHC will bear all approved Third Party expenses incurred in connection with the transfer and assignment of the Licensed Product IND, and any other copies of Regulatory Materials provided to GEHC pursuant to this Section 3.6 (Transfer of Regulatory Materials). Subject to the terms and conditions of this Agreement (including Section 3.1.3 (Right of Reference)), upon GEHC’s written request, LMI will execute and deliver, or will cause to be executed and delivered, to GEHC such endorsements, assignments, and other documents as may be reasonably necessary to assign, convey, transfer, and deliver to GEHC all of LMI’s rights, title, and interests in and to the Licensed Product IND and any other copies of Regulatory Materials provided to GEHC pursuant to this Section 3.6 (Transfer of Regulatory Materials), including submitting to each applicable Regulatory Authority a letter or other necessary documentation (with copy to GEHC) notifying such Regulatory Authority of the transfer of ownership of the Licensed Product IND assigned to GEHC pursuant to this Section 3.6 (Transfer of Regulatory Materials).

3.7.	Technology Transfer.

3.7.1	Transition Services. LMI will cooperate with GEHC to facilitate the transition of the Licensed Product and the LMI Know-How in accordance with the transition plan to be agreed to by the Parties on or prior to the Effective Date (as such Transition Plan may be further revised by the Parties, the “Transition Plan”). In support of such transition, each Party will perform all Transition Services in accordance with the timelines and standards for performance set forth in the Transition Plan.

3.7.2	Manufacturing Know-How Transfer. In addition, LMI will use reasonable efforts to make available to GEHC all Know-How Controlled by LMI that is reasonably necessary or useful to enable the Manufacture of the Precursor, Licensed Compound, and Licensed Product by or on behalf of GEHC (the “LMI Manufacturing Know-How”), by providing copies or samples of relevant documentation, materials, and other embodiments of such Know-How, all in accordance with the Transition Plan. LMI may make such LMI Manufacturing Know-How available in such form as LMI reasonably determines, provided that such form reasonably enables GEHC to Manufacture the Precursor, Licensed Compound, and Licensed Product.

3.7.3	Other LMI Know-How Transfer. In addition, LMI will use reasonable efforts to make available to GEHC all relevant LMI Know-How (other than LMI Manufacturing Know-How or Regulatory Materials) by providing copies or samples of relevant documentation, materials, and other embodiments of such LMI Know-How, all in accordance with the Transition Plan. LMI may make such LMI Know-How available in such form as LMI reasonably determines; provided that such form reasonably enables GEHC to Develop or Commercialize the Precursor, Licensed Compound, and Licensed Product (as applicable).

3.7.4	Costs and Cooperation. During the first *** after the Effective Date (the “Handover Period”), each Party will bear all of its own costs and all Third Party expenses, in each case, incurred by such Party in connection with performance of all Transition Services and any other Know-How transfer activities allocated to such Party in the Transition Plan. Such Transition Services and Know-How transfer activities will be performed in a reasonable manner by knowledgeable personnel with responses that are comprehensive and timely. *** submitted by LMI within *** of the date of receipt of the invoice. It is the expectation of the Parties that during the Handover Period LMI will provide approximately *** FTEs (on *** basis) to perform the Transition Services and any other Know-How transfer activities allocated to LMI in the Transition Plan; provided that no LMI employee will be required to dedicate more than ***% of their time to providing such Transition Services.

3.7.5	Existing Contracts. No later than *** after the Effective Date, LMI will make available to GEHC copies of all agreements entered into by LMI prior to the Effective Date relating (solely or in part) to the Exploitation of the Precursor, Licensed Compound, or Licensed Product in the Field. During the Handover Period, at GEHC’s request, LMI will assign and transfer to GEHC those agreements (or part thereof) that relate solely to the Exploitation of the Precursor, Licensed Compound, or Licensed Product to the extent that such agreements are assignable without consent. To the extent that consent is required for such an assignment, at GEHC’s request, LMI will use reasonable efforts to obtain such consent. LMI will be solely responsible and liable for fulfillment of any commitments, and will pay any amounts due, pursuant to all agreements entered into by LMI prior to or after the Effective Date, unless and except to the extent assigned to GEHC pursuant to this Section 3.7.5 (Existing Contracts). To the extent that there is an agreement between LMI and a Third Party relating to the Exploitation of the Precursor, Licensed Compound, or Licensed Product in the Field that is not assigned, at GEHC’s request, LMI will use reasonable efforts to assist GEHC to enter into an agreement with the applicable counterparty relating to the Exploitation of such Precursor, Licensed Compound, or Licensed Product in the Field.

3.8.

Material Transfer. If LMI transfers to GEHC any biological or chemical materials under this Agreement (including any materials provided by LMI in connection with the transfer of the LMI Manufacturing Know-How), then GEHC will: (a) use such materials and any portions or derivatives thereof solely for the purpose of exercising its rights or fulfilling its obligations under this Agreement and for no other purpose; and (b) not transfer such materials to any Third Party except NMP without LMI’s prior written consent; provided that GEHC will have the right to transfer such materials to its Sublicensees or Subcontractors solely to the extent necessary for such Third Party to conduct the activities on behalf of GEHC in furtherance of this Agreement. If the Parties anticipate the transfer from LMI to GEHC of any patient samples or patient information, then the Parties will negotiate in good faith and enter into an agreement governing such transfer and subsequent use, in compliance with all Applicable Laws. GEHC will use commercially reasonable efforts to prevent deleterious exposure and to ensure that all materials transferred pursuant to this Section 3.8 (Material Transfer) are handled only by trained personnel.

3.9.	Option to Purchase the LMI Trademark. LMI has provided GEHC with an accurate list identifying the countries in which the LMI Trademark is registered, the associated registration numbers and expiration dates (if applicable). Upon the payment of the upfront payment by GEHC as set forth in Section 7.1 (Upfront Payment), LMI will and hereby does grant to GEHC an exclusive option to purchase the LMI Trademark (the “LMI Trademark Option”), subject to the terms and conditions of this Agreement. GEHC may exercise the LMI Trademark Option at any time during the period commencing on the Effective Date and ending on the date that is *** prior to the anticipated First Commercial Sale of the Licensed Product by giving written notice to LMI. If GEHC exercises the LMI Trademark Option during the time period set forth in the preceding sentence, then the Parties will exclusively negotiate in good faith and enter into a separate agreement pursuant to which LMI would assign to GEHC all rights, title, and interests in and to the LMI Trademark and GEHC would pay to LMI an amount to reasonably compensate LMI for the value of such trademark, and that otherwise would contain reasonable and customary terms and conditions within ***. If, either (a) GEHC fails to provide notice to LMI of its exercise of the LMI Trademark Option before the date that is *** prior to the anticipated First Commercial Sale of the Licensed Product, or (b) prior to the date that is *** prior to the anticipated First Commercial Sale of the Licensed Product, GEHC provides notice to LMI that it does not intend to exercise the LMI Trademark Option, then LMI will have no further obligations to offer to GEHC the LMI Trademark for purchase.

3.10.	Activity Outside the Field.

3.10.1	Separate Fields. If LMI or one or more LMI licensees Commercializes a Precursor, Licensed Compound, or Licensed Product outside of the Field, then (a) LMI will not and will cause any such licensee not to use any of the Marks or any confusingly similar trademarks; (b) LMI and GEHC will work cooperatively to each adopt measures designed to allow each Party to *** and to ***; and (c) LMI will, and will cause all of its licensees that are Commercializing the Precursor, Licensed Compound, or Licensed Product outside of the Field to, use reasonable efforts to *** and GEHC will, and will cause all of its Sublicensees that are Commercializing the Precursor, Licensed Compound, or Licensed Product in the Field to, use reasonable efforts to ***, unless otherwise agreed in an Ex-Field License Agreement.

3.10.2	***. If following LMI’s launch of a Licensed Product outside of the Field, ***, then either Party may call a meeting of the JSC to discuss ***. If the JSC determines that ***, then the JSC will determine ***. Likewise, if the JSC determines that ***, then the JSC will determine ***. If the JSC is unable to unanimously determine whether or not ***, or if the JSC unanimously determines that ***, but cannot unanimously determine ***, then either Party may refer the dispute to the Parties’ Executive Officers for resolution as provided in Section 2.4.2 (Referral to Executive Officers), and if the Parties’ Executive Officers are unable to resolve the dispute within the timeframe set forth in Section 2.4.2 (Referral to Executive Officers), then either Party may refer the dispute to arbitration in accordance with Section 13.3 (Arbitration for Certain Matters). Notwithstanding Section 3.2 (Sublicensing Rights) or other provisions of this Agreement, and without limiting a Party’s right to seek injunctive relief, compensation paid pursuant to this Section 3.10.2 (***) will be ***.

3.10.3	Ex-Field Supply of Licensed Product. At LMI’s written request, GEHC will use commercially reasonable efforts, taking into account factors such as ***, to supply to LMI the Licensed Compound or Licensed Product “as is” (i.e., without any modifications for LMI) for Development purposes outside of the Field at ***.

3.10.4	GEHC Options for Ex-Field Licenses.

(a)	Grant of Option. LMI hereby grants to GEHC options, during the Option Term, to enter into license and collaboration agreements with LMI (each an “Ex-Field License Agreement”) under which LMI would grant GEHC exclusive licenses under all reasonably necessary or useful Patent Rights and Know-How Controlled by LMI to Exploit the Precursor, the Licensed Compound, and Licensed Product for use in connection with *** (as applicable) (each, an “Application”) outside of the Field on an Application-by-Application basis (each an “Option”), in accordance with the following provisions of this Section 3.10.4 (GEHC Option for Ex-Field License).

(b)	Option Term. GEHC may exercise an Option at any time during the period commencing on the Effective Date and ending *** (each an “Option Term”). Until expiration of an Option Term with respect to a particular Application without GEHC’s exercise of an Option, LMI will not grant any Third Party any right to Develop (except as a subcontractor on LMI’s behalf) or Commercialize, the Precursor, the Licensed Compound, or Licensed Products outside of the Field in any indications with respect to the Application that is the subject of such Option.

(c)	Delivery of Data Package. No later than ***, LMI will provide GEHC a data package containing the following information: (i) all summaries, analyses, and raw scientific data generated or compiled by or on behalf LMI with respect to such Licensed Product outside of the Field, including clinical data; (ii) a schedule identifying all Patent Rights owned or otherwise Controlled by LMI or its Affiliates that claim such Licensed Product outside of the Field, including Patent Rights that claim the composition of matter of or any method of using such Licensed Product outside of the Field; (iii) copies of any agreement pursuant to which LMI or its Affiliates Control any Patent Rights or Know-How reasonably necessary or useful to Exploit such Licensed Product outside of the Field; and (iv) any other information in LMI’s possession that would be reasonably necessary or useful for GEHC to make an informed decision regarding whether to exercise the Option (the “Data Package”).

(d)	Exercise of Option. GEHC may exercise each Option at any time during the applicable Option Term by sending written notice of such exercise (each, an “Option Exercise Notice”) to LMI. If GEHC exercises an Option during the applicable Option Term, then the Parties will negotiate in good faith and, at GEHC’s election, enter into an Ex-Field License Agreement on reasonable and customary terms. If the Parties have not reached agreement on the financial and non-financial terms of such Ex-Field License Agreement within *** after the effective date of the Option Exercise Notice (as may be extended or shortened by written agreement of the Parties, the “Ex-Field License Agreement Negotiation Period”), then:

(i)	If the Parties have not agreed upon the financial terms of the Ex-Field License Agreement during the Ex-Field License Agreement Negotiation Period, then GEHC or LMI may submit to an independent valuation firm agreed by the Parties a request for such firm to determine the financial terms of the Ex-Field License Agreement as set forth in Section 13.4.2 (Determination of Financial Terms).

(ii)	Within *** after each Party has received such valuation firm’s determination of the financial terms of the Ex-Field License Agreement, if GEHC seeks to enter into the Ex-Field License Agreement on such financial terms, then GEHC will have the right, by providing written notice to LMI within such period, to initiate the “baseball” arbitration process set forth in Section 13.4 (Baseball Arbitration) to determine those non-financial terms and conditions on which the Parties failed to agree during the Ex-Field License Agreement Negotiation Period.

(iii)	If the Parties agreed upon the financial terms of the Ex-Field License Agreement during the Ex-Field License Agreement Negotiation Period, but failed to agree upon the non-financial terms and conditions of the Ex-Field License Agreement during the Ex-Field License Agreement Negotiation Period, then either Party may, by providing written notice to the other Party, initiate the “baseball” arbitration process set forth in Section 13.4 (Baseball Arbitration) within *** after the conclusion of the Ex-Field License Agreement Negotiation Period to determine those non-financial terms and conditions on which the Parties failed to agree during the Ex-Field License Agreement Negotiation Period.

(iv)	Within *** after each Party has received the arbitration determination for the non-financial terms and conditions pursuant to Section 13.4 (Baseball Arbitration), GEHC will have the right to elect by written notice to enter into such Ex-Field License Agreement on such non-financial terms and conditions that were determined by arbitration and on those financial terms that were either agreed by the Parties during the Ex-Field License Agreement Negotiation Period or determined by the independent valuation firm. In the event GEHC elects to enter into such Ex-Field License Agreement, then the Parties will enter into and promptly execute such Ex-Field License Agreement on such terms.

(e)	Effect of Expiration or Termination of the Option. If GEHC does not (i) exercise the Option during the Option Term by providing the Option Exercise Notice to LMI; (ii) initiate the “baseball” arbitration process set forth in Section 13.4 (Baseball Arbitration) to determine those non-financial terms and conditions on which the Parties have failed to agree within *** after receipt of the valuation firm’s determination of, or the Parties’ agreement with respect to, the financial terms; or (iii) require LMI to enter into an Ex-Field License on the terms determined by baseball arbitration within *** of receipt of the arbitration determination, then, in each case ((i) – (iii)), LMI will be free to grant rights to the Licensed Product to one or more Third Parties in a manner consistent with Section 3.10.5 (GEHC Right of First Offer) and Applicable Law.

3.10.5	GEHC Right of First Offer.

(a)	Right. During the Term, after the expiration of each applicable Option Term, if LMI intends to license, grant, or otherwise transfer, including by option or sale, to any Third Party any rights to Exploit, in whole or in part, the Precursor, Licensed Compound, or Licensed Product outside of the Field in the applicable Application, then, in each case, LMI will first notify GEHC in writing prior to providing such notice to or engaging in discussions with any Third Party. GEHC will have *** to inform LMI whether or not it wishes to engage in negotiations with LMI with respect to such license or other transfer. If GEHC so notifies LMI in writing within such *** period with respect to the applicable Application, then for a period of *** commencing as of the date of such notice, or as of such other date upon which the Parties agree, the Parties will negotiate in good faith the terms and conditions of an agreement pursuant to which GEHC would obtain rights to Exploit the Precursor, Licensed Compound, or Licensed Product outside of the Field to such Application. If (i) GEHC does not provide written notice to LMI indicating its desire to enter into negotiations with LMI within *** of receiving LMI’s offer notice, or (ii) GEHC and LMI cannot agree on the terms of a definitive agreement within ***, then, in either case ((i) or (ii)), LMI will be free to license, grant, or otherwise transfer to a Third Party the rights to Exploit, in whole or in part, the Precursor, Licensed Compound, or Licensed Product solely with respect to the applicable Application; provided that, in the case of (ii) above, during the *** period following the conclusion of the negotiations between the Parties, LMI will not grant to a Third Party rights to Exploit, in whole or in part, the Precursor, Licensed Compound, or Licensed Product on terms and conditions that are more favorable in the aggregate to the applicable Third Party than the terms and conditions last proposed by LMI to GEHC in writing during the *** negotiation period or prior thereto pursuant to Section 3.10.4 (GEHC Options for Ex-Field Licenses).

(b)

Exceptions Resulting from Option Exercise. Notwithstanding the right of first option in Section 3.10.5(a) (Right), if GEHC exercises an Option with respect to an Application during the applicable Option Term in accordance with Section 3.10.4(d) (Exercise of Option) and the Parties submit to an independent valuation firm a request for such firm to determine the financial terms of the Ex-Field License Agreement as set forth in Section 13.4.2 (Determination of Financial Terms), but after receiving such financial terms GEHC does not initiate the “baseball” arbitration process set forth in Section 13.4 (Baseball Arbitration) to determine those non-financial terms and conditions on which the Parties have failed to agree within *** of receipt thereof, then the right of first offer granted to GEHC pursuant to this Section 3.10.5 (GEHC Right of First Offer) will not be available to GEHC for the applicable Application for a period of *** thereafter, but during such *** period LMI will not grant to a Third Party rights to Exploit, in whole or in part, the Precursor, Licensed Compound, or Licensed Product with respect to such Application on financial terms that are more favorable in the aggregate to the applicable Third Party than the lower of (i) the financial terms last proposed by LMI to GEHC during the Ex-Field License Agreement Negotiation Period or (ii) the financial terms determined by the independent valuation firm. In addition, if GEHC exercises an Option with respect to an Application during the applicable Option Term in accordance with Section 3.10.4(d) (Exercise of Option), but does not require LMI to enter into an Ex-Field License on the terms determined by baseball arbitration and the independent valuation firm pursuant to Section 3.10.4(d) (Exercise of Option) within *** of receipt of such arbitration determination, then the right of first offer granted to GEHC pursuant to this Section 3.10.5 (GEHC Right of First Offer) will not be available to GEHC for the applicable Application for a period of *** thereafter; provided that, during such *** period LMI will not grant to a Third Party rights to Exploit, in whole or in part, the Precursor, Licensed Compound, or Licensed Product with respect to such Application on terms and conditions that are more favorable in the aggregate to the applicable Third Party than the terms determined by baseball arbitration and the independent valuation firm pursuant to Section 3.10.4(d) (Exercise of Option).

3.11.	Exclusivity. ***.

3.12.	Competing Product Acquisitions.

3.12.1	Options. If, during the term of the exclusivity covenant in Section 3.11 (Exclusivity), either Party or any of its Affiliates acquires or is acquired by a Third Party (whether such acquisition occurs by way of a purchase of assets, merger, consolidation, or similar transaction), and where such Third Party is, at such time, actively commercializing a Competing Product or is otherwise, at such time actively engaged in activities that would constitute a breach of Section 3.11 (Exclusivity), unless the Parties agree otherwise in writing, then such Party, or its applicable Affiliate (the “Acquiring Party”) will (with respect to the applicable Competing Product), at its option and no later than *** following the date of consummation of the relevant merger, consolidation, or acquisition, notify the other Party (the “Non-Acquiring Party”) in writing of its intent to either:

(a)	divest, or cause the relevant Affiliate to divest, whether by license or otherwise, its interest in the Competing Product, to the extent necessary to be in compliance with Section 3.11 (Exclusivity);

(b)	terminate the commercialization of the Competing Product; or

(c)	if GEHC is the Acquiring Party, terminate this Agreement pursuant to Section 12.2 (Termination by GEHC for Convenience).

3.12.2

Divestiture or Termination. If the Acquiring Party notifies the Non-Acquiring Party in writing that it or its relevant Affiliate intends to divest such Competing Product or terminate either this Agreement or the commercialization of the Competing Product as provided in Section 3.12.1 (Options), then the Acquiring Party or its relevant Affiliate will effect the consummation of such divestiture within *** or effect such termination within ***, subject to compliance with Applicable Law (as applicable), after the consummation of the relevant merger, consolidation, or acquisition contemplated in Section 3.12.1 (Options), and will confirm to the Non-Acquiring Party in writing when such divestiture or termination has been completed. The Acquiring Party will keep the Non-Acquiring Party reasonably informed of its efforts and progress in effecting such divestiture or termination until it is completed. Prior to such divestiture or termination, the Acquiring Party or its relevant Affiliate will take reasonable steps to limit data access and sharing between its personnel working on the Precursor, Licensed Compound, or Licensed Product or having access to data from activities performed under this Agreement and Confidential Information of the Non-Acquiring Party and personnel working on such Competing Product.

ARTICLE 4

DEVELOPMENT

4.1.	Development Activities. Other than the LMI Development Services, or other activities agreed to in writing by the Parties and set forth in this Agreement or the Development Plan and designated as being performed specifically by or on behalf of LMI, GEHC will be solely responsible for managing and conducting all Development activities with respect to the Precursor, Licensed Compound, and Licensed Product (including all regulatory matters). GEHC will be responsible for all costs and expenses related to the Development of the Precursor, Licensed Compound, and Licensed Product after the Effective Date, including any post-approval Development related to the Licensed Product.

4.2.	Development Plan.

4.2.1	Plan. During the Term, the Parties will conduct Development activities in connection with the Precursor, Licensed Compound, or Licensed Product in accordance with the terms and conditions set forth in this ARTICLE 4 (Development) and the Licensed Compound development plan (as such plan may be amended from time-to-time pursuant to Section 4.2.2 (Amendments to the Development Plan), the “Development Plan”). The Development Plan will include in reasonable detail the anticipated (a) overall program of Development for the Licensed Product *** within the Field in the Territory, including Clinical Trials; (b) (i) start dates and data availability dates of all such Clinical Trials, (ii) dates for first and last patient visits in such Clinical Trials, (iii) date for filing of applications for Regulatory Approvals in at least each Core Market; provided that GEHC will submit the NDA in the U.S. within a reasonable timeframe following the conclusion of the applicable pivotal trial, based on Regulatory Authority feedback and the size of such Clinical Trial, and (iv) date for achievement of all Milestone Events (such events in this clause (b), the “Development Plan Milestones” and the dates for achievement thereof, the “Development Milestone Achievement Dates”); (c) respective roles and responsibilities of each Party in connection with such activities; provided that subject to Section 3.7.4 (Costs and Cooperation), LMI will not be required to expend any resources, whether internal or external, under the Development Plan unless LMI provides its written consent, or its approval of the Development Plan through its representatives on the JSC, and (d) high-level summary of material anticipated costs associated with those Development activities set forth in clauses (a) through (c). The initial Development Plan has been agreed and approved by the Parties as of the Effective Date. In the event of any inconsistency between the Development Plan and this Agreement, the terms of this Agreement will prevail.

4.2.2

Amendments to the Development Plan. The Parties understand that the Development Plan is intended to be a working document and may be modified by GEHC from time to time during the Term, subject to this Section 4.2.2 (Amendments to the Development Plan). GEHC will prepare an update to the Development Plan at least *** and GEHC may prepare amendments to the then-current Development Plan at any time during the Term. Each material amended Development Plan will meet the requirements set forth in

Section 4.2.1 (Plan) and will be subject to review and approval by the JSC as set forth in Section 2.2.3(b); provided that GEHC will not be in breach of its Development Diligence Obligations as a result of its failure to carry out the tasks assigned to it under any Development Plan during the pendency of the approval by the JSC of any updates or amendments to such Development Plan relating to such tasks. Following such review and approval by the JSC, the amended Development Plan will become effective and will supersede the previous Development Plan. ***. GEHC will apprise LMI of material developments by proposing an appropriate update to the Development Plan in accordance with the update process set forth above.

4.3.	LMI Development Services.

4.3.1	Engagement of LMI. If after the conclusion of the Handover Period GEHC requests further Development services, then, unless otherwise agreed by the Parties, LMI will provide such services subject to the following: (a) during the first *** after the Handover Period, LMI will provide up to *** (on *** basis), (b) for the remainder of the period during which GEHC is performing activities under the Development Plan, LMI will provide up to *** (on *** basis), and (c) no LMI employee will be required to dedicate more than ***% of their time to providing such Development services (such Development services, the “LMI Development Services”). GEHC will compensate LMI for such services as set forth under Section 4.3.5 (Compensation for LMI Development Services); except to the extent otherwise provided in Section 3.7.4 (Costs and Cooperation).

4.3.2	Terms of LMI Development Services. The LMI Development Services will be performed in connection with the activities set forth in the Development Plan and described in detail in one or more statements of work approved by each Party’s representatives on the JSC. Each applicable statement of work, including each amendment thereto, will be presented to LMI and will include at a minimum: (a) a description of the services and all Deliverables to be provided by LMI, (b) the planned FTE usage in connection with such services, (c) the schedule for performing such services, (d) the fees payable and approved budgets for such services, (e) the location where such services will be provided, and (f) such other commercially reasonable terms and conditions as the Parties may agree. LMI will not be obligated to perform, and GEHC will not be obligated to pay for, any LMI Development Services if the Parties do not agree in writing in advance on a statement of work. LMI will accrue its actual costs incurred in connection with the LMI Development Services ***, and, unless otherwise agreed by the Parties in writing, GEHC will pay for the LMI Development Services in accordance with the provisions of Section 4.3.5 (Compensation for LMI Development Services). Notwithstanding any terms set forth in a statement of work, LMI will have no obligation to perform LMI Development Services beyond the *** anniversary of the Effective Date unless otherwise agreed by LMI in a writing signed by both Parties.

4.3.3	Amendments of LMI Development Services. Any change in the scope, duration, timing, budget, or other terms regarding any LMI Development Service or Deliverable described in a statement of work must be agreed to by the Parties in writing.

4.3.4	Responsibilities of the Parties.

(a)	Responsibilities of LMI. LMI will use commercially reasonable efforts to maintain sufficient resources to perform the LMI Development Services and will perform all LMI Development Services in a good and workman/workwoman like manner and in accordance with the applicable statement of work and all Applicable Laws. Any specific performance criteria for any LMI Development Service will be set forth in the applicable statement of work.

(b)	Responsibilities of GEHC. GEHC will use commercially reasonable efforts to provide (i) LMI with access to its facilities as is reasonably necessary for LMI to perform the LMI Development Services it is obligated to provide hereunder; (ii) LMI with information and documentation within GEHC’s control and reasonably necessary for LMI to perform the LMI Development Services it is obligated to provide hereunder; and (iii) timely decisions to the extent necessary for LMI to perform LMI Development Services it is obligated to provide hereunder.

(c)	Mutual Responsibilities. The Parties will use commercially reasonable efforts to cooperate with each other in all matters relating to the provision and receipt of LMI Development Services. Each Party will require its personnel to comply with any security regulations and other published policies of the other Party, which will be provided or made otherwise available to such Party, while on the other Party’s premises.

4.3.5	Compensation for LMI Development Services. For the performance of the LMI Development Services, GEHC will pay the amounts set forth in the applicable statement of work and will reimburse LMI for any reasonable approved out of pocket costs incurred by LMI in connection with providing such services (including the reasonable cost of materials); provided, however, that all LMI FTE costs will be charged at the applicable FTE Rate. LMI will invoice GEHC for the LMI Development Services and any out of pocket costs *** in arrears. GEHC will pay all undisputed amounts set forth in invoices submitted by LMI pursuant to this Section 4.3.5 (Compensation for LMI Development Services) within *** of the date of receipt of the invoice.

4.4.	Development Diligence. GEHC will use Commercially Reasonable Efforts to (a) Develop the Licensed Product in at least one indication within the Field; (b) obtain Regulatory Approval, and, where applicable, Pricing Approval, for the Licensed Product in at least one indication within the Field in each of the Core Markets in accordance with the Development Plan ***, and recognizing that such efforts may occur sequentially with respect to each of the different territories ***; and (c) carry out the tasks assigned to it under the Development Plan in a timely and effective manner and in compliance with Applicable Law (clauses (a) and (b), collectively, the “Development Diligence Obligations”). To the extent that LMI’s failure to perform the LMI Development Services in accordance with this Agreement adversely affects GEHC’s ability to perform its Development Diligence Obligations set forth in this Section 4.4 (Development Diligence), then GEHC will be excused from any resulting delay or failure to perform its Development Diligence Obligations (i.e., it will not constitute a breach of this Agreement).

4.5.	Development Reports. Reasonably prior to each JSC meeting, GEHC will provide the JSC with a written report outlining by *** GEHC’s or its applicable Affiliate’s or Sublicensee’s activities under the Development Plan in the Core Markets and performance since the previous report, progress with respect to achieving Milestone Events and Regulatory Approvals and, where applicable, Pricing Approvals and the future activities under the Development Plan that it expects to initiate in the Core Markets in the next ***. In addition, such report will contain a summary of GEHC’s material Development and regulatory activities in countries outside of the Core Markets.

4.6.	Clinical Trial Data. Within a reasonably practicable time period after release of top line Phase III Clinical Trial data for the Licensed Product from any Phase III Clinical Trial conducted by or on behalf of GEHC, GEHC will provide to LMI the clinical data from such Clinical Trial for the Licensed Product and, when it becomes available, the draft clinical study report for such Clinical Trial. In addition, if requested by LMI, within a reasonably practicable time period after it becomes available, GEHC will provide to LMI the draft clinical study report for any other Clinical Trial conducted by or on behalf of GEHC for the Licensed Product. All such information will constitute Confidential Information of GEHC hereunder. Following GEHC’s provision of such summary information to LMI, LMI’s clinical team and GEHC’s clinical team will meet to review and discuss relevant data and results from such Clinical Trial(s) for the Licensed Products, and the LMI clinical team will provide the GEHC clinical team with the benefit of their experience and discuss such data with GEHC clinical team. The final conclusions drawn from any clinical data and results from Clinical Trial(s) for the Licensed Products and any decisions or actions reliant upon such data or results that affect the Licensed Product will be made solely by GEHC. LMI will be responsible for all costs and expenses incurred in connection with the LMI clinical team’s activities under this Section 4.6 (Clinical Trial Data).

4.7.	Regulatory Matters. Subject to the terms and conditions of this Agreement, GEHC will have sole control and discretion with respect to (a) (i) proposing and planning the appropriate regulatory strategy for the Licensed Product, (ii) preparing and submitting all Regulatory Materials for the Licensed Product, and (iii) obtaining and maintaining all Regulatory Approvals, and, where applicable, Pricing Approvals, for the Licensed Product in each country in the Territory; and (b) communications with Regulatory Authorities with respect to any of the foregoing, or otherwise with respect to the Licensed Product; provided that, upon LMI’s reasonable request, as permitted by Applicable Law and the Regulatory Authority and at LMI’s expense, LMI may attend as an observer any substantive face-to-face or telephonic meetings with the FDA or any other Regulatory Authority related to the Licensed Product (or, if applicable, the relevant portions thereof); provided, further, that if GEHC invites LMI with reasonable notice to any such preparatory meetings and LMI does not attend such meetings, then LMI will not have the right to attend the applicable meetings with the FDA or any other Regulatory Authority. All Regulatory Materials, Regulatory Approvals, and, where applicable, Pricing Approvals, relating to the Licensed Product will be held in the name of GEHC or its designated Affiliate, Sublicensee, or GEHC’s designee. Other than as required in connection with LMI’s right to attend meetings with the FDA or any other Regulatory Authority as set forth in this Section 4.7 (Regulatory Matters), LMI will not contact any Regulatory Authorities with respect to any matters relating to the Licensed Product or Licensed Compound that could reasonably affect the Field without the prior written approval of GEHC. If LMI is contacted by a Regulatory Authority with respect to any matters relating to the Licensed Compound or Licensed Product that could reasonably affect the Field, then LMI will notify GEHC within *** of such contact and provide GEHC with any official correspondence received from any Regulatory Authority regarding the Licensed Product or the Licensed Compound within *** of receipt. To the extent that any correspondence, meetings, or other communications with the FDA or any other Regulatory Authority is reasonably likely to be material to the Licensed Compound or Licensed Product both within and outside of the Field, the Parties will, and will cause their respective Sublicensees (with respect to GEHC) and licensees (with respect to LMI) to notify each other thereof promptly and, if permitted by Applicable Law, and subject to the obligations of confidentiality hereunder, provide each other with copies of relevant correspondence or communications.

4.8.

Cooperation. Throughout the Term, each Party will reasonably cooperate with the other Party to facilitate the Development of the Licensed Product in accordance with the Development Plan, and will diligently respond with knowledgeable personnel to any reasonable requests by the other

Party for information or materials relating to the Licensed Compound, the Licensed Product, or LMI’s Development activities related to the Licensed Compound or the Licensed Product prior to the Effective Date; provided that if any GEHC request for such cooperation is reasonably likely to result in the expenditure by LMI personnel of a significant amount of time, and such services are not Transition Services designated in the Transition Plan to be completed during the Handover Period, then LMI may require that such assistance be provided at GEHC’s reasonable expense as LMI Development Services, and the Parties will enter into a statement of work in accordance with Section 4.3.2 (Terms of LMI Development Services) with respect to the performance by LMI of such requested services.

ARTICLE 5

COMMERCIALIZATION

5.1.	Commercialization Activities. Subject to the terms and conditions of this Agreement, including Section 5.5 (Co-Promotion Right), GEHC will be solely responsible for (a) managing and conducting all Commercialization activities with respect to the Precursor, Licensed Compound, and Licensed Product in the Field, and (b) all costs and expenses related to the Commercialization of the Precursor, Licensed Compound, and Licensed Product in the Field after the Effective Date.

5.2.	Commercialization Plan.

5.2.1	Plan. During the Term, GEHC will use Commercially Reasonable Efforts to perform all Commercialization activities in connection with the Licensed Compound or Licensed Product in accordance with the terms and conditions set forth in this ARTICLE 5 (Commercialization) and the Licensed Product commercialization plan (as such plan may be amended from time-to-time pursuant to Section 5.2.2 (Amendments to the Commercialization Plan) the “Commercialization Plan”). The Commercialization Plan will include reasonable detail regarding the pre-launch, launch, and subsequent Commercialization of the Licensed Product in the Core Markets, for example, an estimate of the planned costs associated with such Commercialization activities and a preliminary, nonbinding forecast prepared in good faith reflecting (i) estimated GEHC Net Sales for the upcoming *** and (ii) Net Sales for the Licensed Product in each country in the Core Markets for the upcoming ***; provided, however, that under no circumstances will GEHC be held liable for any errors or omissions in any such preliminary forecast. At least *** prior to the anticipated First Commercial Sale of the Licensed Product in a Core Market, GEHC will prepare its planned PMF network and submit such planned network to the JSC for review and approval as set forth in Section 2.2.3(b). Simultaneously with the submission to the JSC of GEHC’s planned PMF network, GEHC will also submit a preliminary draft of the Commercialization Plan for the Licensed Product in such Core Markets for JSC review. At least *** prior to such anticipated First Commercial Sale, GEHC will prepare the initial Commercialization Plan for the Licensed Product in such Core Markets and submit such initial Commercialization Plan to the JSC for review and approval as set forth in Section 2.2.3(b). Following such review and approval by the JSC, the initial Commercialization Plan will become effective. In the event of any inconsistency between the Commercialization Plan and this Agreement, the terms of this Agreement will prevail.

5.2.2

Amendments to the Commercialization Plan. After GEHC prepares the initial Commercialization Plan for the Licensed Product in a Core Market, GEHC will prepare the Commercialization Plan for the following *** and provide such plan to the JSC no later than *** after receipt of Regulatory Approval in such Core Market. In *** after receipt of Regulatory Approval in such Core Market, the Parties will review the progress of the execution of the Commercialization Plan. GEHC may prepare amendments to the then-current Commercialization Plan as reasonable or necessary at any time during the Term. Each amended Commercialization Plan will meet the requirements set forth in Section 5.2.1 (Plan), and will be subject to the review and approval of the JSC as set forth in Section 2.2.3(b); provided that GEHC will not be in breach of its Commercialization Diligence Obligations solely as a result of its failure to carry out the tasks assigned to it under any Commercialization Plan during the pendency of the JSC’s approval of any updates or amendments to such Commercialization Plan involving such tasks. Following such review and approval by the JSC, the Commercialization Plan will become effective and will supersede the previous Commercialization Plan. ***. GEHC will apprise LMI of material developments by proposing an appropriate update to the Commercialization Plan in accordance with the update process set forth above.

5.3.	Commercialization Reports. To the extent not required to be provided to LMI pursuant to the Co-Promotion Agreement, at least *** in advance of each JSC meeting, GEHC will provide the JSC with a reasonably detailed written report outlining by *** GEHC’s Commercialization activities and performance since the previous report, including GEHC’s progress under the Commercialization Plan, GEHC’s Commercialization activities in progress, and the future Commercialization activities it expects to initiate.

5.4.	Commercialization Diligence. During the Term, GEHC will use Commercially Reasonable Efforts to (a) achieve First Commercial Sale of the Licensed Product in each country in the Territory in which Regulatory Approval is obtained within *** of first achieving Regulatory Approval for a Licensed Product if no Pricing Approvals apply in such jurisdiction with respect to the initial indication for which such Regulatory Approval is obtained in such country or, if Pricing Approvals apply in such jurisdiction, then within *** of the receipt of approval with respect to pricing and reimbursement, (b) Commercialize the Licensed Product in each country in the Territory for which GEHC or its Affiliate has obtained Regulatory Approval, and, where applicable, Pricing Approval, for such Licensed Product, and (c) carry out the tasks assigned to it under the Commercialization Plan, including maintenance of Regulatory Approval, in a timely and effective manner and in compliance with Applicable Law (clauses (a) through (b), collectively, the “Commercialization Diligence Obligations”).

5.5.	Co-Promotion Right.

5.5.1	Co-Promotion Option. LMI will have the option to elect to co-promote the Licensed Product in the Co-Promotion Territory on the terms and subject to the conditions set forth herein. LMI may exercise such option by providing written notice to GEHC within the *** period following the JSC’s receipt of GEHC’s *** and preliminary draft of the Commercialization Plan for the Licensed Product in accordance with Section 5.2.1 (Plan). In the event LMI fails to exercise such option during such *** period, LMI will have no further rights to co-promote the Licensed Product in the Field.

5.5.2	Co-Promotion Principles. If LMI exercises the option set forth in Section 5.5.1 (Co-Promotion Option), then the Parties will negotiate in good faith and enter into a definitive written co-promotion agreement on customary terms and consistent with the following principles and the terms set forth in this Section 5.5 (Co-Promotion Right), as such principles and terms may be revised by agreement of the Parties (the “Co-Promotion Agreement”):

(a)	Whereas, the potential market for the Licensed Product in the Co-Promotion Territory is ***, and this provides an opportunity for LMI, through supplemental promotional activities, to generate incremental sales by working collaboratively with GEHC;

(b)	The Co-Promotion Agreement and LMI’s activities thereunder will not ***;

(c)	Subject to LMI’s co-promotion rights in this Section 5.5 (Co-Promotion Right), as between LMI and GEHC, ***;

(d)	To avoid redundancy of promotional efforts, LMI will only co-promote to targets as agreed to by the Parties in accordance with the criteria set forth in Section 5.5.2(e) (“LMI Target Accounts”);

(e)	The targets to which GEHC will promote (“GEHC Target Accounts”) and the LMI Target Accounts to which LMI will co-promote will be selected in a manner consistent with the following general approach, as such approach may be modified by the Parties:

(i)	GEHC Target Accounts and LMI Target Accounts will be ***;

(ii)	***;

(iii)	***;

(iv)	Unless LMI otherwise consents, the LMI Target Accounts *** will represent no fewer than ***% of ***;

(v)	After the Effective Date, new Institutional Customers will be allocated between the Parties from time to time in a manner consistent with these same general principles and respective percentages of the total installed base; and

(vi)	The Parties will reasonably adjust the LMI Target Accounts and the GEHC Target Accounts in particular *** as reasonably required to ***, while maintaining the principles set forth in Section 5.5.2(e)(iii) and in Section 5.5.2(e)(iv) on a nationwide basis.

(f)	LMI’s co-promotion right will apply in the Co-Promotion Territory only;

(g)	GEHC will be solely responsible for setting up the ***;

(h)	Any compensation to LMI will be based solely on LMI Net Sales generated and determined as set forth in Section 7.4.2 (LMI Sales Royalties);

(i)	The Co-Promotion Agreement will contain a mutual non-solicit provision consistent with Section 14.6 (Non-Solicitation by GEHC) prohibiting each Party from soliciting members of the other Party’s sales force, except if a Major Competitor acquires control of LMI through a Change of Control of LMI; and

(j)	Each Party will bear all costs associated with its respective sales force.

5.5.3	LMI Co-Promotion. If LMI exercises the option set forth in Section 5.5.1 (Co-Promotion Option), then LMI will co-promote the Licensed Product to such LMI Target Accounts in good faith and in accordance with: (a) the co-promotion agreement; (b) GEHC’s directions, messaging, and compliance guidelines, and (c) utilizing materials provided or approved by GEHC.

5.5.4	Complete Compensation. The compensation set forth in Section 7.4.2 (LMI Sales Royalties) will be the sole compensation paid by GEHC to LMI pursuant to this Agreement with respect to LMI’s co-promotion of the Licensed Product in the Co-Promotion Territory or sales of the Licensed Product to the LMI Target Accounts.

5.6.	Precursors. GEHC will, and will cause its Affiliates and Sublicensees to, use Commercially Reasonable Efforts to sell the Licensed Product (and not any precursors to the Licensed Compound), provided, however, that LMI recognizes that in certain circumstances and geographies it may be preferable and consistent with the use of such Commercially Reasonable Efforts to sell the Precursor for combination by radiopharmacies.

ARTICLE 6

MANUFACTURE AND SUPPLY

6.1.	Manufacturing Responsibilities.

6.1.1	Research, Development, and Commercial Supply. GEHC will be solely responsible for the Manufacture and supply of the Licensed Product for Development and Commercialization (either by itself or through its contract manufacturer) pursuant to Section 6.1.2 (Manufacturing Through Third Party or Affiliates). GEHC will conduct all Manufacturing activities in compliance with all Applicable Laws.

6.1.2	Manufacturing Through Third Party or Affiliates. GEHC will have the right to exercise its rights with respect to Manufacturing through one or more Third Parties or directly, using its or its Affiliates’ internal Manufacturing capabilities.

6.2.	Manufacturing Reports. GEHC will provide the JSC with written summary reports of its Manufacturing activities at each regularly scheduled JSC meeting. The Parties will discuss the status, progress, and results of GEHC’s Manufacturing activities at JSC meetings. In addition, GEHC will also inform LMI of any incident related to the commercial Manufacture of the Licensed Product that triggers a recall or field alert.

ARTICLE 7

FINANCIALS

7.1.	Upfront Payment. In partial consideration of the licenses and rights granted to GEHC hereunder, GEHC will pay to LMI $5,000,000 on April 25, 2017 in immediately available funds by wire transfer, in accordance with wire instructions to be given by LMI to GEHC prior to the Effective Date.

7.2.

Development Milestones. GEHC will notify LMI as soon as practicable, and in any event within ***, upon achievement of each Milestone Event for the Licensed Product. In further consideration of the licenses and rights granted to GEHC, within *** after the end of the relevant

*** in which the first occurrence of each milestone event for the Licensed Product set forth in TABLE 7.2 below is achieved (each, a “Milestone Event”), whether such event is achieved by GEHC or its Affiliate or Sublicensee, GEHC will pay to LMI the corresponding non-creditable and non-refundable one-time milestone payment set forth in TABLE 7.2 below.

TABLE 7.2 – DEVELOPMENT MILESTONES

Milestone Event	Milestone Payment
1. First Regulatory Approval in Japan	$	*	**
2. First Commercial Sale	$	*	**

7.3.	Sales Milestones.

7.3.1	Events and Payments. GEHC will notify LMI as soon as practicable, and in any event within ***, upon the first achievement of each sales milestone event set forth in TABLE 7.3.1 below for the Licensed Product. In further consideration of the licenses and rights granted to GEHC, within *** after the end of the relevant *** in which GEHC’s, its Affiliates’, and its Sublicensees’ cumulative Net Sales in the Territory first reach the respective thresholds set forth in TABLE 7.3.1, GEHC will pay to LMI the corresponding non-creditable and non-refundable milestone payment set forth in TABLE 7.3.1. For clarity, no sales milestone payments will be due until the first *** in which aggregate *** Net Sales in the Territory exceed $***.

TABLE 7.3.1 – SALES MILESTONES

Sales Milestone Event	Sales Milestone Payment
1. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
2. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
3. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
4. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
5. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
6. First *** in which aggregate *** Sales in the Territory exceed $***	$	*	**
7. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
8. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
9. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**
10. First *** in which aggregate *** Net Sales in the Territory exceed $***	$	*	**

7.3.2	Achievement of Multiple Sales Milestones. If *** aggregate Net Sales reach any of the Net Sales thresholds specified in TABLE 7.3.1 above for the first time at any time when any sales milestone payment corresponding to any lower amount of *** aggregate Net Sales has not yet been paid, then all such unpaid sales milestone payments will be paid at the same time. For example, if *** aggregate Net Sales equal $*** in ***, and GEHC has not yet paid the sales milestone payment for the achievement of $*** of *** aggregate Net Sales, then GEHC will pay to LMI a total of $***. The sales milestone payments provided for in this Section 7.3.2 (Achievement of Multiple Sales Milestones) will be due and payable within *** after the end of the relevant *** in which the relevant sales milestone event is achieved, even if such event is achieved prior to the end of the relevant ***.

7.4.	Royalties.

7.4.1	GEHC Sales Royalties. In further consideration of the licenses and rights granted to GEHC, during the applicable Royalty Term LMI will earn royalties during each *** in an amount equal to (a) the applicable royalty rate percentage set forth in TABLE 7.4.1 below, multiplied by (b) the GEHC Net Sales in such *** in the U.S. Territory (the “GEHC Sales Royalties”). ***. The GEHC Sales Royalties will be paid on *** basis and subject to true-up on *** basis, all pursuant to and in accordance with Section 7.4.10 (U.S. Royalty Payments and *** True-Up).

TABLE 7.4.1 – GEHC SALES ROYALTIES

Aggregate GEHC Net Sales in the U.S. Territory in a ***	Royalty Rate
Aggregate GEHC Net Sales in a *** less than or equal to $***	*	**%
Aggregate GEHC Net Sales in a *** above $*** and less than or equal to $***	*	**%
Aggregate GEHC Net Sales in a *** above $*** and less than or equal to $***	*	**%
Aggregate GEHC Net Sales in a *** above $***	*	**%

7.4.2	LMI Sales Royalties. In further consideration of the licenses and rights granted to GEHC, upon LMI’s exercise of the co-promotion option set forth in Section 5.5.1 (Co-Promotion Option), in consideration for LMI’s co-promotion activities, with respect to any *** in which LMI co-promotes the Licensed Product to LMI Target Accounts, during the applicable Royalty Term LMI will earn royalties during each ***in an amount equal to (a) the applicable royalty rate percentage set forth in TABLE 7.4.2 below, multiplied by (b) the LMI Net Sales in such *** (the “LMI Sales Royalties”). The royalty rate percentage set forth in TABLE 7.4.2 below applicable at any given time will be determined in reference to the same *** GEHC Net Sales level utilized in Section 7.4.1 (GEHC Sales Royalties) at such time. ***. The LMI Sales Royalties will be paid on *** basis and subject to true-up on *** basis, all pursuant to and in accordance with Section 7.4.10 (U.S. Royalty Payments and *** True-Up).

TABLE 7.4.2 – LMI SALES ROYALTIES

*** GEHC Net Sales	Royalty Rate
*** GEHC Net Sales less than or equal to $****	*	**%
*** GEHC Net Sales above $*** and less than or equal to $***	*	**%
*** GEHC Net Sales above $*** and less than or equal to $***	*	**%
*** GEHC Net Sales above $***	*	**%

*	Notwithstanding the foregoing, if LMI Net Sales are equal to or greater than $*** in a *** in which GEHC Net Sales are less than $***, then the applicable royalty rate percentage for LMI Net Sales for such *** will be ***%, instead of ***%.

7.4.3	Japan Sales Royalties. In further consideration of the licenses and rights granted to GEHC, during the applicable Royalty Term in the Japan Territory, LMI will earn royalties during each *** in an amount equal to (a) ***% of Net Sales for the portion of aggregate Net Sales in the Japan Territory in such *** less than or equal to ¥***, plus (b) ***% of Net Sales for the portion of aggregate Net Sales in the Japan Territory in such *** greater than ¥*** (such payments collectively, the “Japan Sales Royalties”). GEHC will pay LMI the Japan Sales Royalties on *** basis, based on Net Sales in the Japan Territory for such ***.

7.4.4	ROW Sales Royalties. In further consideration of the licenses and rights granted to GEHC, during the applicable Royalty Term in each country in the ROW Territory, LMI will earn running royalties during each *** in an amount equal to ***% of the aggregate Net Sales in such country in such *** (such payments with respect to all such countries in the ROW Territory, collectively, the “ROW Sales Royalties”). GEHC will pay LMI the ROW Sales Royalties on *** basis, based on Net Sales in the ROW Territory for such ***.

7.4.5	Expiration of Valid Claims. Subject to Section 7.4.8 (Cumulative Reductions Floor), if during the Royalty Term for the Licensed Product on a country-by-country, product-by-product, basis there is no longer a Valid Claim of any (a) LMI Patent Right that Covers on-going Exploitation of the Precursor, Licensed Compound, or Licensed Product by GEHC or LMI in the Field in such country and provides exclusivity for the Precursor, or Licensed Product in such country, (b) GEHC Improvement Patent Right that Covers on-going Exploitation of the Precursor, Licensed Compound, or Licensed Product by GEHC or LMI in the Field in such country ***, or (c) Joint Patent Right that Covers on-going Exploitation of the Precursor, Licensed Compound, or Licensed Product by GEHC or LMI in the Field in such country *** from the first *** this Section 7.4.5 (Expiration of Valid Claims) applies, all Royalties payable to LMI with respect to Net Sales of such Precursor or Licensed Product, as applicable, in such country will automatically be reduced by ***%.

7.4.6	Generic Toggle ***. Subject to Section 7.4.8 (Cumulative Reductions Floor), during and after the Generic Toggle ***, the royalty rates set forth in TABLE 7.4.1 (GEHC Sales Royalties) and TABLE 7.4.2 (LMI Sales Royalties) above will automatically be reduced by ***%.

7.4.7	Third Party Stacking Payments. Subject to Section 7.4.8 (Cumulative Reductions Floor), GEHC will be entitled to deduct ***% of all Third Party Stacking Payments paid or payable by GEHC or any of its Affiliates or Sublicensees with respect to any country in the Territory for a given *** from Royalties paid or payable on the Net Sales in such country for such ***; provided, however, that if such Third Party Stacking Payments are paid with respect to a license to Patent Rights or Know-How relating to the manufacturing process of the Precursor, Licensed Compound, or Licensed Product, then GEHC will be entitled to deduct only ***% of such Third Party Stacking Payments instead of ***%. Any such deduction that cannot be used in such ***due to the application of Section 7.4.8 (Cumulative Reductions Floor) may not be carried forward for deduction from future Royalties owed by GEHC to LMI.

7.4.8	Cumulative Reductions Floor. In no event will the Royalty amount due to LMI in any country in the Territory in a given *** during the Royalty Term be reduced by more than ***% of the amount that otherwise would have been due and payable to LMI in such country in such *** but for the reductions set forth in Section 7.4.5 (Expiration of Valid Claims), Section 7.4.6 (Generic Toggle ***) and Section 7.4.7 (Third Party Stacking Payments).

7.4.9	Royalty Reports. Commencing with the First Commercial Sale of the Licensed Product, within *** after the end of each *** GEHC will provide to LMI a detailed, itemized report, in such form as the Parties may agree from time-to-time, of (a) total *** sales volumes and Net Sales in the Territory on a country-by-country basis for such ***, (b) during each *** in which LMI co-promotes the Licensed Product, total *** sales volumes and LMI Net Sales to each LMI Target Account for such ***, (c) all Royalties payable to LMI for such *** (including any foreign exchange rates used and any adjustments made pursuant to Section 7.4.6 (Generic Toggle ***), Section 7.4.7 (Third Party Stacking Payments), or Section 7.4.8 (Cumulative Reductions Floor)) on a country-by-country basis (including a breakdown between GEHC Sales Royalties and LMI Sales Royalties), (d) any Royalty True-Up Amount calculated pursuant to Section 7.4.10 (U.S. Royalty True-Up and *** True-Up) for the *** in which such *** occurs and (e) any *** Agreement Payments received by GEHC for such *** and information supporting the calculation of such payments (the “Royalty Report”). Without limiting the generality of the foregoing, GEHC will require its Affiliates and Sublicensees to account for *** volumes, Net Sales, and Third Party Stacking Payments and to provide such reports with respect thereto as if such volumes, Net Sales, and Third Party Stacking Payments were made by GEHC. If no Royalties are due to LMI for a given ***, then the applicable Royalty Report will so state. All Royalty Reports will be subject to audit rights as set forth in Section 7.12 (Financial Records; Audit Rights). In addition, in order to enable LMI to prepare its quarterly and annual public disclosures regarding LMI’s results of operations, within *** after the end of each ***, GEHC will deliver to LMI a good faith, preliminary estimate of the Royalties payable to LMI and any Royalty True-Up Amount for such *** with respect to each of the Core Markets. Under no circumstances will GEHC be held liable for any errors or omissions in any such preliminary estimate.

7.4.10	U.S. Royalty Payments and *** True-Up.

(a)

Estimated *** Royalty Payments. For ***, GEHC will pay LMI the GEHC Sales Royalties and the LMI Sales Royalties earned in any such *** based on (i) the estimated, applicable royalty rate determined in reference to the estimated GEHC Net Sales for the *** in which such *** occurs (as reflected in GEHC’s preliminary forecast set forth in the most recently approved Commercialization Plan, as described in Section 5.2.1 (Commercialization Plan)), multiplied by (ii) the actual GEHC Net Sales or LMI Net Sales, respectively, for such *** (the estimated Royalties for such *** calculated pursuant to this Section 7.4.10(Royalty Payments and *** True-Up) referred to as the “Estimated *** Royalties”).

(b)	Final *** Payment and *** Royalty True-Up. For ****, GEHC will also pay LMI the remaining GEHC Sales Royalties and LMI Sales Royalties earned in such *** based on (i) the difference (if any) between (A) the actual Royalties due and payable to LMI for the *** in an aggregate amount equal to (1) the actual, applicable royalty rate determined in reference to the actual GEHC Net Sales for such ***, multiplied by (2) the actual GEHC Net Sales or LMI Net Sales, respectively, for such ***, minus (B) the aggregate amount of Estimated *** Royalties actually paid for such *** (such aggregate difference, which may be a positive or negative number, the “Royalty True-Up Amount”), and (ii) the actual Royalties payable for the *** based on (A) the actual, applicable royalty rate determined in reference to the actual GEHC Net Sales for such ***, multiplied by (B) the actual GEHC Net Sales or LMI Net Sales, respectively, for such ***.

7.4.11	Royalty Payments. Concurrently with the Royalty Report (and not the preliminary estimate) for a ***, GEHC will make a payment to LMI of all applicable Royalties due pursuant to Section 7.4 (Royalties) for such *** as follows:

(a)	for the ***, the Estimated *** Royalties; and

(b)	for the ***, the Royalty True-Up Amount, plus the actual Royalties earned for such ***.

7.5.	***

7.6.	***

7.7.	Other Amounts Payable. Except as otherwise provided herein or in an applicable statement of work, GEHC will pay to LMI any other undisputed amounts due under this Agreement and set forth in an invoice within *** following receipt of such invoice.

7.8.	No Refunds; Offsets. Except as otherwise provided under this Agreement, all payments under this Agreement will be irrevocable, non-refundable, and non-creditable. Except as otherwise provided herein, GEHC will have no right to offset, set off, or deduct any amounts from or against the amounts due to LMI under this Agreement or pursuant to any other commercial arrangement between the Parties.

7.9.	Taxes.

7.9.1	Taxes on Income. Each Party will be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement.

7.9.2	Value Added Tax. All payments due and payable by GEHC to LMI under this Agreement are exclusive of any Value Added Tax (“VAT”), sales and use tax, goods, and services tax and similar indirect taxes. In the event that any VAT, sales and use tax, goods and services tax and similar indirect taxes are properly due under any Applicable Law, such amounts will be charged by LMI in addition to any other payments due hereunder and will be payable by GEHC on receipt of a valid invoice issued by LMI, unless GEHC provides LMI with valid exemption documentation allowing LMI not to charge the relevant indirect taxes.

7.9.3	Tax Cooperation. To the extent GEHC is required to deduct and withhold taxes on any payments to LMI, GEHC will pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to LMI an official tax certificate or other evidence of such withholding sufficient to enable LMI to claim such payments of taxes. LMI will provide to GEHC any tax forms that may be reasonably necessary in order for GEHC not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax.

7.9.4	Treatment of Certain Withholding Taxes. GEHC will exercise reasonable efforts to ensure that any withholding taxes that are imposed are reduced as far as possible under the provisions of any relevant tax treaty by providing such support to LMI as LMI may reasonably request in applying for tax reductions or exemptions from appropriate taxing authorities. If GEHC is required to make a payment to LMI subject to a deduction of tax or withholding tax, then (a) if such withholding or deduction obligation arises as a result of any action by GEHC, including any assignment or sublicense, or any failure on the part of GEHC to comply with applicable tax laws or filing or record retention requirements, that has the effect of modifying the tax treatment of the Parties, then the sum payable by GEHC (in respect of which such deduction or withholding is required to be made) will be increased to the extent necessary to ensure that LMI receives a sum equal to the sum which it would have received had no such action occurred, and (b) otherwise, the sum payable by GEHC (in respect of which such deduction or withholding is required to be made) will be made to LMI after deduction of the amount required to be so deducted or withheld, which deducted or withheld amount will be remitted in accordance with Applicable Law.

7.10.	Payment Method; Invoicing.

7.10.1	Invoicing. All invoices hereunder will include such detail and supporting documentation as reasonably required by GEHC and requested by GEHC in writing in advance, and will be submitted in such manner as required by GEHC, consistent with its customary invoicing practices.

7.10.2	Currency. With respect to Net Sales invoiced in U.S. dollars, the Net Sales and Royalties under Section 7.4 (Royalties) will each be expressed in U.S. dollars. With respect to Net Sales invoiced in a currency other than U.S. dollars, payments will be calculated based on amounts converted to U.S. dollars using currency exchange rates for the *** for which remittance is made for such Royalties. The rate of exchange to be used in computing the amount of currency equivalent in U.S. dollars of Net Sales invoiced in other currencies will be made using the average rate of exchange over the applicable *** as reported in The Wall Street Journal, Internet U.S. Edition at www.wsj.com, as of *** (or, if unavailable on such date, the first date thereafter on which such rate is available).

7.10.3	Method of Payment. All payments from GEHC to LMI will be made by wire transfer in U.S. Dollars to the credit of such bank account as may be designated by LMI in writing to GEHC from time-to-time. Any payment which falls due on a date which is not a Business Day may be made on the next succeeding Business Day.

7.11.	Late Payments. Any late payments will bear interest at ***% above the Prime Rate of interest as reported in the The Wall Street Journal, Internet U.S. Edition at www.wsj.com on the date payment is due (but in no event in excess of the maximum rate permissible under Applicable Law), such interest compounded *** from the date on which payment of such sum became due until payment thereof in full together with such interest, provided, however, that no such interest will accrue with respect to any sums disputed in good faith.

7.12.	Financial Records; Audits. GEHC will maintain complete and accurate records in sufficient detail to permit LMI to confirm the accuracy of the Royalty payments and other compensation or reimbursement payable under this Agreement. Upon reasonable prior notice, such records will be open during regular business hours for a period of *** from the creation of individual records, for examination at LMI’s expense, and not more often than *** every ***, by an independent certified public accountant selected by LMI and reasonably acceptable to GEHC for the sole purpose of verifying for LMI the accuracy of the financial reports furnished by GEHC pursuant to this Agreement or of any payments made, or required to be made, by GEHC to LMI pursuant to this Agreement. LMI will have the right to receive the report of any such audit; provided that such report will not disclose GEHC’s Confidential Information to LMI. Any amounts shown to be owed but unpaid, or overpaid and in need of reimbursement, will be paid or refunded (as the case may be) within *** after the accountant’s report, plus interest (as set forth in Section 7.11 (Late Payments)) from the original due date. LMI will bear the full cost of such audit unless such audit reveals an underpayment by GEHC of more than ***% of the amount set forth in such report, in which case GEHC will pay the expenses of the third party auditor.

7.13.	Pre-Effective Date Costs and Liabilities. LMI will be solely responsible for all costs and other Liabilities relating to any actions or omissions occurring prior to the Effective Date relating to the Exploitation of the Precursor, Licensed Compound, Licensed Product, or otherwise resulting from or arising out of the business, operations, properties, assets, or obligations of LMI or any of its Affiliates conducted, existing, or arising on or prior to the Effective Date.

ARTICLE 8

INTELLECTUAL PROPERTY

8.1.	Ownership of Inventions.

8.1.1	Pre-existing Intellectual Property. Subject only to the rights expressly granted to the other Party under this Agreement, each Party will retain all rights, title, and interests in and to any Intellectual Property Rights that are owned, licensed, or sublicensed by such Party prior to or independent of this Agreement.

8.1.2

LMI Services Know-How. All Know-How developed by or on behalf of LMI in the course of its performance of any LMI Development Service that is related solely to the Precursor, Licensed Compound, or Licensed Product or is reasonably necessary or useful for GEHC to Exploit the Precursor, Licensed Compound, or Licensed Product in the Field in the Territory, other than LMI Improvement Inventions, (“LMI Services Know-How”), and all Patent Rights that Cover LMI Services Know-How and no other Know-How created or invented by or on behalf of LMI (“LMI Services Assigned Patent Rights”), in each case, will be owned by GEHC. Upon LMI’s request, the Parties will negotiate in good faith the terms and conditions of a worldwide, royalty-bearing license to LMI under the LMI Services Assigned Patent Rights and LMI Services Know-How solely to Exploit the Precursor, Licensed Compound, and Licensed Product outside of the Field, in consideration for which LMI would pay to GEHC reasonable royalties based on ***.

8.1.3	Sole Inventions. Except as provided in Section 8.1.2 (LMI Services Know-How), as between the Parties, each Party will own any and all inventions, improvements, works, and Know-How conceived, discovered, developed, or otherwise made, (including as necessary to establish authorship (in case of publication and other copyrightable work), inventorship (in case of inventions, whether patentable or not) or ownership under Applicable Law), solely by or on behalf of such Party (or its Affiliates, Subcontractors, or Sublicensees or its or their respective directors, officers, employees, or agents), and reasonably necessary or useful for the Exploitation of the Precursor, Licensed Compound, or Licensed Product whether or not patentable (collectively, “Sole Inventions”), and any and all Patent Rights and other Intellectual Property Rights thereto. If a Sole Invention is either a GEHC Improvement Invention or an LMI Improvement Invention, then the terms and conditions set forth in this Agreement applicable to GEHC Improvement Inventions and GEHC Improvement Patent Rights or LMI Improvement Inventions and LMI Improvement Patent Rights (as applicable) will apply. If a Sole Invention is neither a GEHC Improvement Invention nor a LMI Improvement Invention, then such Sole Invention will constitute Licensed Technology if owned by LMI and will constitute a “GEHC Invention” if owned by GEHC, and GEHC will own all Patent Rights Covering any GEHC Invention (“GEHC Patent Rights”) and any other Intellectual Property Rights thereto.

8.1.4

Joint Inventions. As between the Parties, (a) GEHC will own all inventions, improvements, works, and Know-How that are conceived, discovered, developed, or otherwise made, as necessary to establish authorship (in case of publication and other copyrightable work), inventorship (in case of inventions, whether patentable or not) or ownership under Applicable Law, jointly by or on behalf of each Party (or their respective Affiliates, Subcontractors, or Sublicensees or its or their respective directors, officers, employees, or agents) in the course of performing activities under this Agreement that are reasonably necessary or useful for the Exploitation of the Precursor, Licensed Compound, or Licensed Product in the Field (regardless of whether useful outside of the Field as well), and whether or not patentable (collectively, “Joint Inventions”), and any and all Patent Rights that Cover Joint Inventions (“Joint Patent Rights”) and other Intellectual Property Rights thereto, and (b) LMI will own any other inventions, improvements, works, and Know-How that are conceived, discovered, developed, or otherwise made, as necessary to establish authorship (in case of publication and other copyrightable work), inventorship (in case of inventions, whether patentable or not) or ownership under Applicable Law, jointly by or on behalf of each Party (or their respective Affiliates, Subcontractors, or Sublicensees or its or their respective directors, officers, employees, or agents) in the course of performing activities under this Agreement that are reasonably necessary or useful for the Exploitation of the Precursor, Licensed Compound, or Licensed Product solely outside of the Field, and whether or not patentable (collectively, “LMI Joint Inventions”), and any and all Patent Rights that Cover LMI Joint Inventions (“LMI Joint Patent Rights”) and other Intellectual Property Rights thereto. For clarity, LMI Services Know-How and LMI Services Assigned Patent Rights will not be considered Joint Inventions or Joint Patent Rights.

8.1.5	Assignment. LMI will and hereby does assign to GEHC all rights, title, and interests in and to the LMI Services Know-How, LMI Services Assigned Patent Rights, Joint Inventions, and Joint Patent Rights, together with the right to pursue and own any Patent Rights or other Intellectual Property Rights thereon. GEHC will and hereby does assign to LMI all rights, title, and interests in and to the LMI Joint Inventions and LMI Joint Patent Rights, together with the right to pursue and own any Patent Rights or other Intellectual Property Rights thereon.

8.2.	Disclosure of Inventions. LMI will promptly disclose to GEHC all inventions and Know-How including all Sole Inventions, Joint Inventions, and LMI Joint Inventions, LMI Improvement Inventions, LMI Services Know-How, LMI Services Assigned Patent Rights, and Licensed Technology, in each case, including all invention disclosures or other similar documents submitted to LMI by its, or its Affiliates’, independent contractors’ or sublicensees’ (including Sublicensees’) directors, officers, employees, or agents describing such Sole Inventions, Joint Inventions, LMI Joint Inventions, LMI Improvement Inventions, LMI Services Know-How, LMI Services Assigned Patent Rights, or Licensed Technology such as is reasonably necessary or useful for the Exploitation of the Precursor, Licensed Compound, or Licensed Product in the Field, as applicable. GEHC will promptly disclose to LMI all GEHC Improvement Inventions, GEHC Improvement Patent Rights, Joint Inventions, Joint Patent Rights, LMI Joint Inventions and LMI Joint Patent Rights in each case, including all invention disclosures or other similar documents submitted to GEHC by its, or its Affiliates’, independent contractors’ or sublicensees’ (including Sublicensees’) directors, officers, employees, or agents describing such GEHC Improvement Invention, GEHC Improvement Patent Right, Joint Invention, Joint Patent Right, LMI Joint Inventions or LMI Joint Patent Rights, such as is reasonably necessary for the Exploitation of the Precursor, or the Licensed Compound or Licensed Product outside of the Field, as applicable.

8.3.	Prosecution of Patent Rights.

8.3.1

LMI Patent Rights. LMI will be responsible for filing, prosecuting (including in connection with any reexaminations, oppositions, and the like), and maintaining the LMI Patent Rights and the LMI Joint Patent Rights in the Territory. LMI will diligently file, prosecute, and maintain the LMI Patent Rights using qualified outside patent counsel and foreign patent associates selected by LMI; provided that LMI identifies such counsel for GEHC in advance and GEHC consents to such counsel (such consent not to be unreasonably withheld, conditioned, or delayed). Without limiting Section 8.3.3 (Cooperation in Prosecution), LMI will (a) furnish GEHC with copies of all correspondence relating to the LMI Patent Rights from any patent office, (b) where reasonably practicable, give GEHC at least *** to review and comment on the text of all proposed responses to such correspondence, (c) where reasonably practicable, consult with GEHC with respect to all such proposed responses, (d) where reasonably practicable, supply GEHC with a copy of any draft patent application within the LMI Patent Rights at least *** before filing so as to give GEHC an opportunity to review, (e) supply GEHC with a copy of any patent application within the LMI Patent Rights at the time of filing, together with notice of its filing date and serial number, (f) use reasonable efforts to keep GEHC advised of the status of actual and prospective filings within the

LMI Patent Rights, and (g) give GEHC a reasonable opportunity to provide comments on and make requests of LMI concerning the preparation, filing, prosecution, and maintenance of the LMI Patent Rights and consider such comments and requests in good faith. LMI will be responsible for all costs and expenses in connection with such filing, prosecution, and maintenance. If LMI determines to abandon a patent or patent application, or not file a patent application included in LMI Patent Rights, or otherwise take any action in any country prior to any applicable filing deadline or other date by which LMI must act to avoid losing any of the LMI Patent Rights in the Field, in any country, promptly and, in any event reasonably prior to, and, to the extent reasonably practicable, at least *** in advance of any relevant deadline: (i) LMI will notify GEHC of its determination in writing; (ii) upon receipt of such notice, GEHC may, or may allow a Third Party to, file, prosecute, and maintain (in its sole discretion) such LMI Patent Right in the Field; (iii) upon GEHC’s request, LMI will promptly provide all files related to filing, prosecuting, and maintaining such LMI Patent Right in the Field to counsel selected by GEHC; and (iv) LMI will no longer be responsible for such costs and expenses relating to filing, prosecuting, and maintaining (as applicable) such LMI Patent Right. GEHC will become responsible for such costs and expenses to the extent that GEHC elects, in its sole discretion, to continue the filing, prosecution, or maintenance of such LMI Patent Right and such LMI Patent Right will cease to be royalty bearing in such country or be deemed to have any remaining Valid Claims for purposes of Section 7.4.5 (Expiration of Valid Claims).

8.3.2	LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, GEHC Patent Rights, and Joint Patent Rights. GEHC will be responsible for filing, prosecuting (including in connection with any reexaminations, oppositions, and the like), and maintaining the LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, GEHC Patent Rights, and Joint Patent Rights in the Territory. GEHC will be responsible for all costs and expenses incurred in connection with such filing, prosecution, and maintenance. If GEHC determines to abandon a patent or patent application, or not file a patent application included in, any of the GEHC Improvement Patent Rights, LMI Services Assigned Patent Rights, or the Joint Patent Rights in the Field, then at least *** in advance of the relevant deadline to the extent reasonably practicable: (a) GEHC will notify LMI of its determination in writing; (b) upon receipt of such notice, LMI may, or may allow a Third Party to, file, prosecute, and maintain (in its sole discretion) such LMI Services Assigned Patent Right, GEHC Improvement Patent Right or Joint Patent Right in the Field; (c) GEHC will promptly provide all files related to filing, prosecuting, and maintaining such LMI Services Assigned Patent Right, GEHC Improvement Patent Right, or Joint Patent Right in the Field to LMI or counsel selected by LMI; and (d) GEHC will no longer be responsible for such costs and expenses relating to filing, prosecuting, and maintaining (as applicable) such LMI Services Assigned Patent Right, GEHC Improvement Patent Right, or Joint Patent Right. LMI will become responsible for such costs and expenses to the extent that LMI elects, in its sole discretion, to continue the filing, prosecution, or maintenance of such LMI Services Assigned Patent Right, GEHC Improvement Patent Right, or Joint Patent Right.

8.3.3

Cooperation in Prosecution. Each Party will provide the other Party all reasonable notice, assistance, and cooperation in the Patent Right prosecution efforts provided above in this Section 8.3 (Prosecution of Patent Rights), including providing any necessary powers of attorney and executing any other reasonably required documents or instruments for such prosecution. In addition, to the extent contemplated above, the prosecuting Party will provide the other Party with complete prosecution history including correspondence with the relevant patent offices pertaining to such prosecuting Party’s prosecution and maintenance of the LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, or Joint Patent Rights in the Field (as applicable). On *** basis, the prosecuting Party will provide to the other Party a report detailing the status of all LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, or Joint Patent Rights in the Field, including any patent term extensions, and the anticipated expiration dates of any issued patents. The prosecuting Party will keep the non-prosecuting Party informed as to material developments with respect to the filing, prosecution, and maintenance of the LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, or Joint Patent Rights in the Field, including by providing copies of all material communications (including office actions and notices of interferences, reissues, re-examinations or oppositions) from any patent office regarding such LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, or Joint Patent Rights in the Field and will provide the non-prosecuting Party drafts of submissions relating thereto, including drafts of any material filings or responses to be made to such patent offices, within a reasonable amount of time in advance of submitting such filings or responses to permit the non-prosecuting Party an opportunity to review and comment thereon. The prosecuting Party will consider in good faith, take into account, and implement where possible the reasonable comments made by the non-prosecuting Party.

8.3.4	Patent Term Extensions. The Parties will reasonably negotiate and attempt to agree for which, if any, of the LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, and Joint Patent Rights the Parties should seek patent term extensions or supplemental protection certificates or their equivalents in any country in the Territory. GEHC will have the sole right and responsibility for applying for all extensions, supplemental protection certificates or their equivalents with respect to the LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, and Joint Patent Rights, and LMI will provide any and all assistance needed to perfect the timely filing for such extensions, and GEHC will be responsible for all expenses associated with such extensions, including any Third Party expenses incurred by such Party in furtherance of such filing. In the event of any deadlock between the Parties with respect to any decision under this Section 8.3.4 (Patent Term Extension), GEHC may make a final determination based on its assessment of the best interest of the Licensed Product.

8.4.	Infringement of Collaboration Patent Rights by Third Parties.

8.4.1

Notification. Each Party will promptly notify the other Party in writing of its becoming aware of (a) any actual or threatened infringement, misappropriation, or other violation by a Third Party of any Licensed Technology, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, or Joint Patent Rights, including as a result of the manufacture, use, sale, or importation of any compound or product that is the same as or competitive with the Precursor, Licensed Compound, or Licensed Product, including any action, suit, or proceeding under 21 U.S.C. §355(b)(2)(A)(iv) or 355(j)(2)(A)(vii)(IV), or other similar law (each “Product Infringement”); or (b) initiation by a Third Party of a challenge to the validity, scope, or enforceability of any LMI Patent Right, LMI Services Assigned Patent Right, GEHC Improvement Patent Right, or Joint Patent Right or of an opposition proceeding against any LMI Patent Right, LMI Services Assigned Patent Right, GEHC Improvement Patent Right, or Joint Patent Right, or any allegation by a Third Party that any Intellectual Property Right owned by it is infringed, misappropriated, or violated by the Exploitation of any Precursor, Licensed Compound, or Licensed Product or initiation by GEHC of an opposition or inter partes review against any such Third Party Intellectual Property Right (each, a “Defense Action”).

8.4.2	Common Interest. GEHC and LMI have a common legal interest in the preparation, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of the LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, and Joint Patent Rights. The Parties hereby stipulate and agree that the provision to, receipt by, retention of, permitted use, or sharing between the Parties of information relating to the LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, and Joint Patent Rights will be subject to all privileges under Applicable Law, and litigation privilege or any other applicable privilege and will not be deemed a waiver of any such privileges, Applicable Laws, or doctrines. Each Party will remain entitled to such protection under the common interest doctrine.

8.4.3	Enforcement Rights.

(a)	Right to Enforce the Licensed Technology.

(i)	GEHC Rights. GEHC will have the first right (but not the obligation), at its own expense, and in its sole discretion, to control enforcement of the Licensed Technology against any Product Infringement (A) in the Field or (B) ***.

(ii)	LMI Second Right. In the event that GEHC elects not to pursue enforcement of a particular alleged infringement of the Licensed Technology as set forth in Section 8.4.3(a)(i) (GEHC Rights) GEHC will notify LMI of such decision and LMI will have the right (but not the obligation), at its own expense, to control enforcement of the Licensed Technology against any such Product Infringement ***.

(iii)	Other LMI Rights. For any Product Infringement of the Licensed Technology with respect to which GEHC does not have the first right to enforce pursuant to Section 8.4.3(a)(i) (GEHC Rights), LMI shall have the sole right (but not the obligation), at its own expense, to control enforcement of the Licensed Technology.

(b)

Enforcement Process. Prior to commencing involvement in any such suit, action, or proceeding, the Party controlling the suit, action, or proceeding pertaining to enforcement of the Licensed Technology against a Product Infringement (the “Enforcing Party”) will notify the other party (the “Non-Enforcing Party”) and will consider the Non-Enforcing Party’s recommendations made within *** after such notice regarding the proposed suit, action, or proceeding, except to the extent imminent action is determined by Enforcing Party to be required or the delay could reasonably be expected to result in the loss of rights by the Non-Enforcing Party or the Enforcing Party or otherwise adversely affect or prejudice the Enforcing Party. The Enforcing Party will give the Non-Enforcing Party timely notice of any proposed settlement of any such suit, action, or proceeding that the Enforcing Party controls and the Enforcing Party will not settle, stipulate to any facts, or make any admission with respect to any Product Infringement without the Non-Enforcing Party’s prior written consent (not to be unreasonably withheld, conditioned, or delayed) if such settlement, stipulation, or admission would: (i) adversely affect the validity, enforceability, or scope, or admit non-infringement, of any of the Licensed Technology; (ii) give rise to liability of the Non-Enforcing Party or its Affiliates; or (iii) impair the Non-Enforcing Party’s or any of its Affiliates’ rights in any Licensed Technology or the Non-Enforcing Party’s or any of its Affiliates’ rights under this Agreement.

(c)	Cooperation. Notwithstanding anything to the contrary herein, the Non-Enforcing Party may, at the sole discretion of the Enforcing Party and at the Non-Enforcing Party’s expense join as a party to such suit, action, or proceeding in accordance with this Section 8.4.3 (Enforcement Rights); provided that such Party will join as a party to such suit, action, or proceeding upon the reasonable request and expense of the Enforcing Party if necessary for standing purposes. With respect to a Product Infringement, the Non-Enforcing Party will have the right to be represented by counsel (which will act in an advisory capacity only, except for matters solely directed to such Party) of its own choice and at its own expense (subject to Section 8.4.3(d) (Recoveries)) in any such suit, action, or proceeding.

(d)	Recoveries. Any and all recoveries resulting from a suit, action, or proceeding relating to a claim of Product Infringement will first be applied to reimburse the Enforcing Party’s costs and expenses in connection with such suit, action, or proceeding (and if the other Party is obligated to join for standing purposes, the costs of the joining party shall also be reimbursed, with such recoveries to be applied pro rata in accordance with the costs and expenses incurred by such Party if the amount of such recoveries is less than the total amount of all such costs and expenses). Any remaining recoveries will be allocated between the Parties ***.

(e)	Rights with Respect to GEHC Owned Intellectual Property and Patent Rights. For clarity, GEHC will have the sole right (but not the obligation), at its own expense, and in its sole discretion, to control enforcement of the GEHC Inventions, GEHC Patent Rights, Joint Inventions, Joint Patent Rights, GEHC Improvement Inventions, GEHC Improvement Patent Rights, LMI Services Know-How, and LMI Services Assigned Patent Rights against any Product Infringement and ***.

8.4.4

Defense Actions. Upon GEHC’s request, LMI will reasonably cooperate with GEHC to the extent necessary to defend GEHC or any Affiliate or Sublicensee of GEHC in a Defense Action related to GEHC’s or its Affiliate’s or Sublicensee’s Exploitation of the Precursor, Licensed Compound, or Licensed Product (in accordance with ARTICLE 3 (Licenses and Exclusivity)). GEHC will reimburse LMI for its reasonable costs incurred in providing such cooperation for a Defense Action that is not a challenge to the validity, scope, or enforceability of any LMI Patent Right, LMI Services Assigned Patent Right, or of an opposition proceeding against any LMI Patent Right, LMI Services Assigned Patent Right. GEHC will have the first right, in GEHC’s sole discretion, to control the defense of any Defense Action related to GEHC’s or its Affiliate’s or Sublicensee’s Exploitation of the Precursor, Licensed Compound, or Licensed Product (in accordance with ARTICLE 3 (Licenses and Exclusivity)) and the exclusive right to compromise, litigate, settle, or otherwise dispose of any such Defense Action; provided that GEHC will keep LMI timely informed of the proceedings and filings, and will provide LMI with copies of all material communications pertaining to each such Defense Action. GEHC will not settle, stipulate to any facts, or make any admission with respect to any such Defense Action without LMI’s prior written consent (not to be unreasonably withheld, conditioned, or delayed) if such settlement, stipulation, or admission would (a) adversely affect the validity, enforceability, or scope, or admit infringement, of any of the Licensed Technology; (b) give rise to liability of LMI or its Affiliates for which it is not indemnified; or (c) grant to a Major Competitor a license or covenant not to sue under, or with respect to, any Intellectual Property Rights Controlled by LMI (including the Licensed Technology). In the event that GEHC elects not to control the defense of any Defense Action that is a challenge to the validity, scope, or enforceability of any LMI Patent Right, LMI Services Assigned Patent Right, GEHC Improvement Patent Right, or Joint Patent Right or an opposition proceeding against any LMI Patent Right, LMI Services Assigned Patent Right, GEHC Improvement Patent Right, or Joint Patent Right, then GEHC will notify LMI of such decision and LMI will have the right (but not the obligation) to do so at its own expense, and to compromise, litigate, settle, or otherwise dispose of any such Defense Action; provided that LMI will keep GEHC timely informed of the proceedings and filings, and will provide GEHC with copies of all material communications pertaining to each such Defense Action. LMI will not settle, stipulate to any facts, or make any admission with respect to any Defense Action without GEHC’s prior written consent (not to be unreasonably withheld, conditioned, or delayed) if such settlement, stipulation, or admission would (i) adversely affect the validity, enforceability, or scope, or admit infringement, of any of the Licensed Technology, or (ii) give rise to liability of GEHC or its Affiliates for which it is not indemnified.

8.5.	Trademarks. GEHC will have the sole right to determine the images, symbols, and trademarks to be used throughout the Territory in connection with the Commercialization of the Licensed Product in the Field. Subject to the foregoing, GEHC will be responsible for the selection, registration, maintenance, and defense of all trademarks for use in connection with the sale or marketing of the Licensed Product in the Field in the Territory (the “Marks”); provided that GEHC may not use the LMI Trademark for any purpose unless and until GEHC exercises the LMI Trademark Option in accordance with Section 3.9 (Option to Purchase the LMI Trademark Option). GEHC will be responsible for all fees and expenses incurred in connection therewith for the Marks. GEHC will ensure that all uses of the Marks comply with Applicable Law (including those laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries). Neither Party will, without the other Party’s prior written consent, use any trademarks or house marks of the other Party (including the other Party’s corporate name), or marks confusingly similar thereto, in connection with such Party’s marketing or promotion of the Licensed Product under this Agreement, except to the extent required to comply with Applicable Law. GEHC will own all Marks with respect to the Licensed Product in the Field.

ARTICLE 9

REPRESENTATIONS, WARRANTIES, AND COVENANTS

9.1.	Mutual Representations and Warranties. Each Party hereby represents and warrants (as applicable) to the other Party as of the Effective Date as follows:

9.1.1	Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

9.1.2	Authority and Binding Agreement. (a) It has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (c) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

9.1.3	No Conflict. It is not a party to any agreement that would prevent it from granting the rights or exclusivity granted or intended to be granted to the other Party under this Agreement or performing its obligations under this Agreement.

9.1.4	No Debarment. Such Party is not debarred, has not been convicted, and is not subject to debarment or conviction pursuant to Section 306 of the FD&C Act. In the course of the Development of Licensed Product, such Party has not used prior to the Effective Date and will not use, during the Term, any employee, agent, or independent contractor who has been debarred by any Regulatory Authority, or, to the best of such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority or has been convicted pursuant to Section 306 of the FD&C Act.

9.2.	Additional Representations and Warranties by LMI. Except as disclosed in writing by LMI to GEHC in that certain letter to GEHC from LMI dated as of the Effective Date and countersigned by GEHC LMI represents and warrants to GEHC as of the Effective Date that:

9.2.1	LMI solely owns the LMI Patent Rights and the LMI Know-How. LMI is entitled to grant the License granted in Section 3.1.1 (License to GEHC) and other rights herein granted. LMI has obtained from its employees and all Third Parties involved in the development of the LMI Patent Rights and LMI Know-How all rights necessary to permit LMI to grant GEHC the licenses and other rights herein granted.

9.2.2	LMI has not granted to any Third Party any rights or licenses relating to any of the LMI Patent Rights or LMI Know-How that is in conflict with or would conflict with the License granted to GEHC in Section 3.1.1 (License to GEHC) or any of the other rights or licensed herein granted to GEHC.

9.2.3	Schedule 1.98 (LMI Patent Rights) includes all Patent Rights that are or have been Controlled by LMI that are necessary or useful to Exploit the Deliverables, Precursor, Licensed Compound, and Licensed Product.

9.2.4	No Intellectual Property Rights of Third Parties are necessary for or have been used by LMI in connection with set-up of the Manufacturing site, contract Manufacturing, or any other Manufacturing activities involving the Precursor, Licensed Compound, Licensed Product.

9.2.5	In the course of prosecuting the LMI Patent Rights, LMI has conducted, or had conducted on its behalf by suitably qualified patent counsel, prior art searches, and immediately prior to the Effective Date, LMI has had conducted on its behalf by suitably qualified patent counsel, a freedom to operate search with respect to Exploitation of the Precursor, Licensed Compound, and Licensed Product, and the results of such prior art searches and freedom to operate search have been disclosed to GEHC.

9.2.6	There have been and are no actual, pending, alleged (or to its Knowledge threatened) actions, suits, claims, interferences, oppositions, or governmental investigations involving the Precursor, Licensed Compound, Licensed Product, or any component thereof, the Licensed Technology, or alleging that the Exploitation of the Precursor, Licensed Compound, or Licensed Product by or on behalf of LMI within the Territory has infringed, misappropriated, or otherwise violated the Intellectual Property Rights of a Third Party, and to the Knowledge of LMI, such Exploitation has not infringed, misappropriated, or otherwise violated the Intellectual Property Rights of a Third Party. Neither LMI nor any of its Affiliates has received any written notice from a Third Party regarding any of the foregoing.

9.2.7	LMI has brought no enforcement action alleging that a Third Party is or was infringing, misappropriating, or otherwise violating the Licensed Technology in the Field within the Territory or otherwise sought to enforce any of the Licensed Technology against any Third Party, and ***.

9.2.8	LMI has not shared any non-public, pre-clinical, or clinical data relating to the Licensed Product or any component thereof with any Third Parties other than Regulatory Authorities or pursuant to written agreements containing confidentiality provisions that restrict the disclosure and use thereof.

9.2.9	LMI has disclosed to GEHC all material data and information and all correspondence to or from any Regulatory Authority relating to the Precursor, Licensed Compound, or Licensed Product, or any component thereof, regardless of whether such data and information would have a positive, neutral, or negative impact on the potential commercial, scientific, or strategic value or attractiveness of flurpiridaz or the Precursor, Licensed Compound, or Licensed Product.

9.2.10	LMI owns or Controls all rights to use any Intellectual Property Rights generated pursuant to any agreement entered into by LMI with a Third Party relating to the Precursor, Licensed Compound, or Licensed Product that are necessary or useful for GEHC to Exploit the Precursor, Licensed Compound, or Licensed Product in the Field.

9.2.11	To the Knowledge of LMI, none of the issued LMI Patent Rights is invalid or unenforceable, and, to the Knowledge of LMI, there is no actual, pending, alleged, or threatened infringement by a Third Party of any of the Licensed Technology. Additionally, LMI has no Knowledge that any claims of any LMI Patent Rights or any claims directed to the Precursor, Licensed Compound, or Licensed Product are unpatentable, invalid or unenforceable. The LMI Patent Rights have been diligently prosecuted in accordance with all Applicable Law, and have been filed and maintained properly and correctly, and all applicable fees have been paid to file and maintain such LMI Patent Rights. All documents affecting chain of title from the inventors of each LMI Patent Right to the ultimate assignee, LMI, have been properly recorded with any applicable Governmental Authority and have been made available to GEHC. True, complete and correct copies of all material documents and other materials that relate to the prosecution, defense, maintenance, validity and enforceability of the LMI Patent Rights, and all licenses and other agreements regarding the Licensed Technology have been made available to GEHC. LMI has taken reasonable measures to protect the confidentiality of all LMI Know-How that constitutes LMI Confidential Information.

9.2.12	All research, development, testing, manufacturing and other work performed by or on behalf of LMI or any of its Affiliates with respect to the Precursor, Licensed Compound and Licensed Product has been and will be conducted in good scientific manner, and in compliance with all requirements of Applicable Law. Neither LMI nor any of its Affiliates is or has been in violation of any Applicable Law that adversely affects the Precursor, Licensed Compound, or Licensed Product or any component thereof, the exercise of any of the rights granted to GEHC hereunder, or the performance by LMI of any of its obligations hereunder.

9.2.13	LMI’s research and development activities with respect to the Precursor, Licensed Compound, Licensed Product, LMI Patent Rights, and the LMI Know-How were undertaken in accordance with the following good data management practices: (a) data was generated using sound scientific techniques and processes; (b) data was accurately and reasonably contemporaneously recorded in accordance with good scientific practices by Persons conducting research hereunder; and (c) data and results were stored securely and can be easily retrieved.

9.2.14	No Regulatory Authority or other Governmental Authority or other Person has commenced, or to the Knowledge of LMI, threatened to initiate, any action relating to the Precursor, Licensed Compound, or Licensed Product.

9.2.15	Neither LMI nor any of its Affiliates, nor any of its or their respective officers, employees, or agents, has made an untrue statement of a material fact or fraudulent statement, to FDA or any other Regulatory Authority or other Governmental Authority, failed to disclose a material fact required to be disclosed to the Regulatory Authority or other Governmental Authority, or committed an act, made a statement, or failed to make a statement that could reasonably be expected to provide a basis for FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto, and the accuracy of LMI’s and its Affiliates’ Regulatory Materials has not been contested by any Regulatory Authority or other Governmental Authority.

9.2.16	The Licensed Technology and any Deliverables are free of liens, mortgages, security interests and similar encumbrances; and the Licensed Technology and Deliverables are not subject to any license, covenant not to sue or other right that would allow a Third Party to exercise any of the rights exclusively granted to GEHC hereunder.

9.2.17	Except as required by Applicable Law (including filings with the SEC, Government Authority, or any patent office), LMI is under no obligation to disclose, license or otherwise make available to any Third Party any information, Licensed Technology or Intellectual Property Rights generated by GEHC or LMI in connection with this Agreement.

9.2.18	There are no pending or threatened actions relating to actions or omissions occurring prior to the Effective Date relating to the Precursor, Licensed Compound, or Licensed Product, or the Exploitation thereof, or resulting from or arising out of the business, operations, properties, assets or obligations of LMI or any of its Affiliates conducted, existing or arising on or prior to the Effective Date.

9.3.	Additional Covenants of LMI. LMI covenants to GEHC that it will not grant to any Third Party any rights, licenses, covenants not to use or other rights relating to any of the LMI Patent Rights, LMI Know-How, LMI Services Know-How, LMI Services Assigned Patent Rights, Sole Inventions, Joint Inventions, or Joint Patent Rights that is in conflict with or would conflict with the License granted to GEHC in Section 3.1.1 (License to GEHC) or any of the other rights or licensed herein granted to GEHC. LMI has obtained or will obtain from its employees and Third Parties who are involved in the development of the LMI Patent Rights, LMI Know-How, LMI Services Know-How, LMI Services Assigned Patent Rights, Joint Inventions, and Joint Patent Rights all rights necessary to permit LMI to grant GEHC the licenses and other rights herein granted with respect thereto. If, after the Effective Date, LMI grants any Third Party any liens, mortgages, security interests, or similar encumbrances with respect to any Licensed Technology or any Deliverables, then (a) LMI will promptly notify GEHC of such encumbrance, (b) LMI will notify such Third Party of this Agreement and GEHC’s rights hereunder prior to granting such encumbrance, and (c) any such encumbrance will be expressly subject to the rights granted to GEHC herein. Within *** after the Effective Date, LMI will cause to be released all liens, mortgages, security interests, and similar encumbrances listed on that certain letter to GEHC from LMI dated as of the Effective Date and countersigned by GEHC and provide to GEHC evidence of filing of lien releases for all such liens, mortgages, security interests and similar encumbrances with respect to the Licensed Technology with the U.S. Patent and Trademark Office no later than *** after the Effective Date and will provide GEHC with written evidence of such satisfaction and release promptly upon, but in no event later than *** after, receipt thereof.

9.4.	Additional Covenants. Each Party covenants to the other that:

9.4.1	it will, and will ensure all Third Parties that it engages, comply with all Applicable Laws with respect to the performance of its obligations under this Agreement, including, as applicable, all materials declaration requirements and conflict minerals laws and regulations;

9.4.2	it has not and will not directly or indirectly offer or pay, or authorize such offer or payment of, any money, or transfer anything of value, to improperly seek to influence: (a) any elected or appointed government official (e.g., a member of a ministry of health); (b) any employee or person acting for or on behalf of a Governmental Authority; (c) any political party officer, employee, or person acting for or on behalf of a political party or candidate for public office; (d) an employee or person acting for or on behalf of a public international organization; or (e) any person otherwise categorized as a government official under local law; and

9.4.3	neither such Party nor any of its Affiliates will use in any capacity, in the course of the Development of Licensed Product, any employee, agent, or independent contractor who has been debarred by any Regulatory Authority, or, to the best of such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority or has been convicted pursuant to Section 306 of the FD&C Act. Such Party will inform the other Party in writing promptly if it or any such Person who is performing services hereunder is debarred or is the subject of a conviction described in such Section 306 or if any action, suit, claim, investigation, or legal or administrative proceeding is pending, or is threatened, relating to the debarment or conviction of it or any such Person performing services hereunder.

9.5.	Foreign Corrupt Practices Act Compliance.

9.5.1	Compliance with FCPA. The U.S. government imposes and enforces prohibitions on the payment or transfer of anything of value to foreign governments, government officials, political parties, political party officials (or relatives or associates of such officials), whether directly or indirectly, to obtain or retain business. This U.S. law is referred to as the Foreign Corrupt Practices Act (“FCPA”), and it can have application to conduct of a U.S. corporation’s foreign subsidiaries, employees, agents and distributors. Each Party stipulates and agrees that it will comply with the FCPA in marketing, selling, or servicing the Licensed Product under this Agreement and will not, in the course of its responsibilities under the Agreement, offer, promise, give, demand, seek, or accept, directly or indirectly, any gift or payment, consideration or benefit in kind that would or could be construed as an illegal or corrupt practice.

9.5.2	No Action. In no event will either Party be obligated under the Agreement to take any action or omit to take any action that such Party believes, in good faith, would cause it to be in violation of any Applicable Laws, including the anti-bribery laws referenced in this Section 9.5 (Foreign Corrupt Practices Act Compliance).

9.6.	Limitations on Claims for Certain Representations and Warranties. Any claim or cause of action for breach by either Party of any of the representations and warranties set forth in Section 9.1 (Mutual Representations and Warranties) or Section 9.2 (Additional Representations and Warranties by LMI) (whether based on the indemnification set forth herein, breach of contract, or otherwise) must be made, if at all, by delivery by the non-breaching Party of written notice to the breaching Party or through the commencement by the non-breaching Party of a legal proceeding against the breaching Party in a court of competent jurisdiction on or prior to ***.

9.7.	No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES, NOR RELIES ON, ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF TITLE, NON-INFRINGEMENT, VALIDITY, ENFORCEABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRECURSOR, LICENSED COMPOUND, LICENSED PRODUCT, OR THE SUBJECT MATTER OF THIS AGREEMENT.

ARTICLE 10

INDEMNIFICATION; INSURANCE; LIMITATION ON LIABILITY

10.1.	Indemnification by LMI. LMI will defend, indemnify, and hold GEHC, its Affiliates, Subcontractors, Sublicensees, and distributors, and its and their respective officers, directors, employees, and agents (the “GEHC Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation or other legal actions incurred by such GEHC Indemnitees, all to the extent resulting from claims, suits, proceedings or causes of action brought by or on behalf of such Third Party (“Claims”) against such GEHC Indemnitee arising or resulting from: ***, and (g) any actions or omissions occurring prior to the Effective Date relating to the Exploitation of the Precursor, Licensed Compound, or Licensed Product, or resulting from or arising out of the business, operations, properties, assets, or obligations of LMI or any of its Affiliates conducted, existing, or arising prior to the Effective Date except, in each case ((a) – (f)), to the extent such Claims arise from or occur as a result of the breach by GEHC of this Agreement or the fraud, negligence, or willful misconduct on the part of GEHC or its Affiliates or its or their respective directors, officers, employees, or agents.

10.2.	Indemnification by GEHC. GEHC will defend, indemnify, and hold LMI, its Affiliates, Subcontractors, Sublicensees, and distributors, and each of their respective officers, directors, employees, and agents, (the “LMI Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation or other legal actions incurred by such LMI Indemnitees, all to the extent resulting from any Claims against such LMI Indemnitee arising or resulting from: ***, to the extent such Claims arise from or occur as a result of the breach by LMI of this Agreement or the fraud, negligence, or willful misconduct on the part of LMI or its directors, officers, employees, or agents.

10.3.	Indemnification Procedures. In connection with any Claim for which a Party (the “Indemnified Party”) seeks indemnification from the other Party (the “Indemnifying Party”) pursuant to this Agreement, the Indemnified Party will: (a) give the Indemnifying Party prompt written notice of the Claim; provided, however, that failure to provide such notice will not relieve the Indemnifying Party from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (b) cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in connection with the defense and settlement of the Claim; and (c) permit the Indemnifying Party to control the defense and settlement of the Claim; provided, however, that the Indemnifying Party may not settle the Claim without the Indemnified Party’s prior written consent (not to be unreasonably withheld, conditioned, or delayed), if such settlement materially adversely impacts the Indemnified Party’s rights or obligations. Further, the Indemnified Party will have the right to participate (but not control) and be represented in any suit or action by advisory counsel of its selection and at its own expense.

10.4.	Insurance. Each Party will, at its own expense, procure and maintain during the Term, insurance policies (or a program of self-insurance) adequate to cover its responsibilities hereunder and consistent with the normal business practices of prudent pharmaceutical and medical device companies of similar size and scope. Such insurance will not create a limit to such Party’s liability under this Agreement.

10.5.	LIMITATION OF LIABILITY. EXCEPT WITH RESPECT TO (A) ARTICLE 11 (CONFIDENTIALITY) OR (B) A CLAIM FOR FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, LOST PROFITS, OR PUNITIVE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF THE LEGAL THEORY ASSERTED INCLUDING CONTRACT, FAULT, NEGLIGENCE, STRICT LIABILITY, OR ANY OTHER LEGAL THEORY. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.5 (LIMITATION OF LIABILITY) IS INTENDED TO LIMIT OR RESTRICT (I) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTIONS 10.1 AND 10.2 (INDEMNIFICATION) OR (II) THE DAMAGES TO WHICH A PARTY MAY BE ENTITLED PURSUANT TO A CLAIM OF INTELLECTUAL PROPERTY INFRINGEMENT OR MISAPPROPRIATION.

ARTICLE 11

CONFIDENTIALITY

11.1.	Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, during the Term and for *** years thereafter or for such longer period as such Confidential Information remains a trade secret, it will, and will cause its Affiliates, to keep confidential and not publish or otherwise disclose to any Third Party, and not use for any purpose other than to exercise its rights or obligations hereunder or as otherwise provided for in this Agreement, any Confidential Information of the other Party or any of its Affiliates; provided that each Party and its Affiliates may disclose the Confidential Information of the other Party or its Affiliates to the receiving Party’s and its Affiliates’ officers, directors, employees, and agents who need to know such information, in each case, are bound by obligations of confidentiality with respect to the use and disclosure of such Confidential Information no less restrictive than those set forth in this Section 11.1 (Confidential Information). LMI will use at least the same degree of care which it uses to prevent the disclosure of its own other confidential information of like importance, and in any event, no less than reasonable care, to prevent the disclosure of the Licensed Technology, except to the extent (a) the Licensed Technology is in the public domain through no fault of LMI, its Affiliates or any of its or their respective officers, directors, employees, or agents, (b) such disclosure or use is expressly permitted under Section 11.2 (Authorized Disclosure of Confidential Information), or (c) such disclosure or use is otherwise expressly permitted by the terms of this Agreement. Notwithstanding the foregoing, Confidential Information of a Party or its Affiliate will exclude that portion of such information or materials that the receiving Party (or the receiving Party’s Affiliate) can demonstrate by competent written proof:

11.1.1	was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party; provided, however, that the foregoing will not relieve LMI from its obligations pursuant to Section Error! Reference source not found. (***);

11.1.2	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

11.1.3	became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act, omission, fault, negligence, or breach of this Agreement of the receiving Party;

11.1.4	is subsequently lawfully disclosed to the receiving Party or its Affiliate by a Third Party without breaching any obligations of confidentiality with respect thereto; or

11.1.5	is independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

11.2.	Authorized Disclosure of Confidential Information. Notwithstanding Section 11.1 (Confidential Information), each Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following situations, subject to the requirements set forth in this Section 11.2 (Authorized Disclosure of Confidential Information) and Section 11.3 (Terms of Agreement):

11.2.1	filing or prosecuting LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, or Joint Patent Rights in accordance with ARTICLE 8 (Intellectual Property);

11.2.2	regulatory filings and other filings with Governmental Authorities (including Regulatory Authorities), including filings with the SEC or FDA, with respect to the Precursor, Licensed Compound, or Licensed Product as permitted hereunder;

11.2.3	responding to a valid order of a court of competent jurisdiction or other competent authority; provided that the receiving Party will first have given to the disclosing Party advance notice of such disclosure requirement and, if allowable, a reasonable opportunity to quash the order or obtain a protective order requiring that the Confidential Information be held in confidence or used only for the purpose for which the order was issued; and provided, further, that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed will be limited to the information that is legally required to be disclosed;

11.2.4	complying with Applicable Law, including regulations promulgated by securities exchanges;

11.2.5	disclosure to its Affiliates and Third Parties only on a need-to-know basis and solely in order for its Affiliate and Third Parties to assist with the performance by the disclosing Party of its obligations or the exercise of its rights under this Agreement (including with respect to Development and Commercialization of the Licensed Product); provided that each disclosee, prior to any such disclosure, must be bound by obligations of confidentiality and non-use at least as restrictive as those set forth in Section 11.1 (Confidential Information); and

11.2.6	disclosure of the material terms of this Agreement to any bona fide potential or actual investor, lender, financing source (including in connection with any royalty factoring transaction), investment banker, acquirer, or merger partner, each in connection with a material transaction affecting substantially all of the business or business unit to which this Agreement relates, whether in a merger, sale of stock, sale of assets, investment, license, collaboration, or other transaction; provided that each disclosee must be bound by obligations of confidentiality and non-use at least as restrictive as those set forth in Section 11.1 (Confidential Information) prior to any such disclosure.

Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 11.2.1, Section 11.2.2, or Section 11.2.4 (Authorized Disclosure of Confidential Information), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use reasonable efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

11.3.	Terms of Agreement.

11.3.1	Disclosure of Terms of Agreement. The Parties agree that the terms of this Agreement are the Confidential Information of both Parties and will be treated by each Party as the Confidential Information of the other Party, subject to the special authorized disclosure provisions set forth in Section 11.2 (Authorized Disclosure of Confidential Information) and this Section 11.3 (Terms of Agreement). On or within *** after the Effective Date the Parties will make a joint public announcement of the execution of this Agreement, to be agreed to in advance by the Executive Officers of each Party.

11.3.2	Public Announcements. After issuance of such press release, if either Party or any of its Affiliates desires to make a press release or other public announcement concerning the terms of this Agreement or any activities under this Agreement, such press release or other public announcement must be approved in advance by the other Party. The Party desiring to make such disclosure will give reasonable prior advance notice of the proposed text of such press release or announcement to the other Party for its prior review and approval, such approval not to be unreasonably withheld, except that, subject to Section 11.3.3 (Disclosure Required by Law), in the case of a press release or governmental filing required by law, the disclosing Party will provide the other Party with such advance notice as it reasonably can and will not be required to obtain approval therefor. A Party commenting on such a proposed press release or announcement will provide its comments, if any, within *** after receiving the press release for review. In relation to a Party’s review of such a proposed press release or announcement, the Party may make reasonable comments on such proposed press release or announcement within the prescribed time for commentary, and may refuse to permit disclosure of any information not previously agreed to be disclosed, but will not withhold its approval to disclosure of any information that is required by Applicable Law to be disclosed. Neither Party will be required to notify or seek the permission of the other Party to repeat any information regarding the terms of this Agreement that have already been publicly disclosed by such Party or such Party’s Affiliate, by the other Party or any of its Affiliates, or that the Parties have previously agreed upon, in each case, in accordance with this Section 11.3 (Terms of Agreement).

11.3.3	Disclosure Required by Law. The Parties acknowledge that either or both Parties may be obligated to make a filing (including filing a copy of this Agreement) with the SEC or other Governmental Authorities. Each Party will be entitled to make such a required filing; provided that it requests confidential treatment of at least the commercial terms and sensitive technical terms hereof and thereof and any other terms requested by the other Party, all to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of the Agreement marked to show provisions for which such Party intends to seek confidential treatment and will reasonably consider and incorporate the other Party’s comments thereon to the greatest extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed.

11.3.4

Publications. Subject to GEHC’s prior written approval, not to be unreasonably withheld, conditioned, or delayed, LMI personnel may publish in scientific journals or present at scientific conferences scientific, pre-clinical, or clinical data derived from Development related to the Precursor, Licensed Compound, and Licensed Product in the Field that was conducted by LMI or its Affiliates prior to the Effective Date. LMI stipulates that GEHC may require LMI to delay publication where it reasonably believes doing so is in the best interest of the Licensed Product. GEHC personnel may publish in scientific journals or present at scientific conferences scientific, pre-clinical, or clinical data derived from Development related to the Precursor, Licensed Compound, and Licensed Product in the Field after the Effective Date. Any such publications by LMI or GEHC will be submitted, and no such presentation will be made unless a written copy of such proposed publication or presentation is submitted, to the non-publishing Party no later than *** before submission for publication or presentation for informational purposes only. Thereafter, nothing herein will limit GEHC’s ability to disclose any study results or other information developed by or on behalf of GEHC. The non-publishing Party and the publishing Party will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication. The publishing Party will not be required to seek the permission of the non-publishing Party to republish any information or data that has already been publicly disclosed by the publishing Party in accordance with this Section 11.3.4 (Publications), so long as such information or data remains accurate. The provisions of this Section 11.3.4 (Publications) will not relieve a Party of its obligations of confidentiality including LMI’s obligations pursuant to Section 11.4 (***).

11.4.	***.

ARTICLE 12

TERM AND TERMINATION

12.1.	Term. This Agreement will become effective on the Effective Date and, unless earlier terminated pursuant to this ARTICLE 12 (Termination), will expire when no further payments are due pursuant to Section 7.4 (Royalties) (the “Term”). Upon expiration of the Royalty Term in a country within the Territory, the License granted to GEHC in Section 3.1.1 (License to GEHC) under the LMI Know-How will become fully-paid, royalty-free, non-exclusive, perpetual, and irrevocable in such country.

12.2.	Termination by GEHC for Convenience. GEHC may terminate this Agreement at will in its entirety or on a country-by-country basis, in its sole discretion, on not less than *** prior written notice to LMI.

12.3.	Termination by Either Party for Breach. Each Party will have the right to terminate this Agreement in the event the other Party commits a Material Breach hereunder and fails to cure such breach within *** of receiving written notice thereof; provided, however, that if either Party initiates a dispute resolution procedure under Section 13.1 (Disputes) to resolve a dispute regarding the Material Breach for which termination is being sought and is diligently pursuing such procedure, then the cure period set forth in this Section 12.3 (Termination by Either Party for Breach) will be tolled during the pendency of such dispute resolution procedures. Notwithstanding the foregoing cure period, with respect to any Material Breach by GEHC that is a breach of the Development Diligence Obligations or the Commercialization Diligence Obligations, LMI will have the right to terminate in accordance with this Section 12.3 (Termination by Either Party for Breach) if GEHC fails to cure such breach within (a) *** of receiving written notice thereof if such breach relates to the U.S., (b) *** of receiving written notice thereof if such breach relates to a Core Market other than the U.S., or (c) *** of receiving written notice thereof if such breach relates to a country other than the Core Markets. Any termination by a Party under this Section 12.3 (Termination by Either Party for Breach) will be without prejudice to any damages or other legal or equitable remedies to which it may be entitled from the other Party and will be subject to Section 3.2.4 (Continuation of Sublicenses Upon Termination of this Agreement). ***.

12.4.	Termination for Cessation of Activities. Without prejudice to any other remedies available to it at law or in equity (including for any breach of the terms hereof), if ***, LMI may terminate this Agreement with respect to such country with *** written notice to GEHC, unless within such *** period GEHC provides to LMI evidence of GEHC’s conduct of any such material Development or Commercialization activities during the applicable time period. ***.

12.5.	Termination by LMI for Patent Challenges. If GEHC or any of its Affiliates Challenges an LMI Patent Right in any country in the Territory, then LMI may, in its sole discretion either (a) terminate this Agreement on a country-by-country basis, or (b) leave the Agreement in effect, ***% and, in any case, if LMI so chooses, sue GEHC for infringement in any forum of competent jurisdiction of LMI’s choosing.

12.6.	Termination for Insolvency. If, at any time during the Term any of the following occur (each an “Insolvency Event”): (a) a case is commenced by or against LMI under Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the U.S. (the “Bankruptcy Code”) and, in the event of an involuntary case under the Bankruptcy Code, such case is not dismissed within *** after the commencement thereof, (b) LMI files for or is subject to the institution of bankruptcy, liquidation, or receivership proceedings (other than a case under the Bankruptcy Code), (c) LMI assigns all or a substantial portion of its assets for the benefit of creditors, or (d) a receiver or custodian is appointed for LMI’s business, or (e) substantially all of either LMI’s business is subject to attachment or similar process; then, in any such case ((a), (b), (c), or (d)), GEHC may terminate this Agreement upon written notice to the extent permitted under Applicable Law.

12.7.	Effects of Termination or Expiration and Certain Events.

12.7.1	All Termination Events. In the event of any termination (but not expiration) of this Agreement after the Effective Date, (a) except as otherwise provided in this Section 12.7 (Effects of Termination or Expiration) all rights and licenses granted by LMI hereunder will immediately terminate and revert to LMI, (or, where such termination relates to a specific country, each a “Terminated Country,” solely to the extent relating to such Terminated Country), and (b) except as otherwise provided in this Section 12.7 (Effects of Termination or Expiration and Certain Events) all other rights and obligations of the Parties under this Agreement with respect to the Licensed Compound and Licensed Product will terminate (or, where such termination relates to a Terminated Country, solely to the extent relating to such Terminated Country).

12.7.2	Effects of Certain Terminations. In the event of termination of this Agreement in its entirety or on a country-by-country basis (as set forth in this Section 12.7.2 (Effects of Certain Terminations)) for any reason other than termination by GEHC pursuant to Section 12.3 (Termination by Either Party for Breach) or Section 12.6 (Termination for Insolvency):

(a)	***

(b)	License Grant to LMI in the Event of Termination in Entirety. In the case of a termination of this Agreement in its entirety, GEHC will and hereby does, and will cause its Affiliates to, effective as of the effective date of termination, grant to LMI an exclusive (subject to any pre-existing agreements), fully paid-up, royalty-free, transferable, perpetual, and irrevocable license and right of reference, with the right to sublicense, solely to Exploit the Terminated Product in the Territory, in and to the following that are related, but not solely related, to the Terminated Product thereof: (i) *** and (ii) ***.

(c)	License Grant to LMI in the Event of Partial Termination. In the case of a termination of this Agreement on a country-by-country basis, GEHC will and hereby does, and will cause its Affiliates to, effective as of the effective date of termination, grant to LMI an exclusive (subject to any pre-existing agreements), fully paid-up, royalty-free, transferable, perpetual, and irrevocable license and right of reference, with the right to sublicense, solely to Exploit the Terminated Product solely in the Terminated Country, in and to (i) ***, and (ii) ***.

(i)	Prosecution and Enforcement of Patent Rights Subject to Exclusive License to LMI. ***.

(ii)	Abandonment. If LMI has commenced Development or Commercialization of a Terminated Product in a Core Market and provided written notice to GEHC of the same, then if GEHC determines to abandon such a Patent Right regarding the Terminated Product in the Territory (in the event of termination in the entirety) or the Terminated Countries (in the event of a partial termination), , or otherwise take any action in any country in the Territory (in the event of termination in the entirety) or the Terminated Countries (in the event of a partial termination) prior to any applicable filing deadline or other date by which GEHC must act to avoid losing any of such Patent Rights with claims Covering the Terminated Product in such country, promptly and, in any event reasonably prior to, and, to the extent reasonably practicable, at least *** in advance of any relevant deadline: (i) GEHC will notify LMI of its determination in writing; (ii) upon receipt of such notice, LMI may, or may allow a Third Party to, file, prosecute, and maintain (in its sole discretion) such Patent Right; (iii) upon LMI’s request, GEHC will promptly provide all files related to filing, prosecuting, and maintaining such Patent Right to counsel selected by LMI; and (iv) GEHC will no longer be responsible for such costs and expenses relating to filing, prosecuting, and maintaining (as applicable) such Patent Right. LMI will become responsible for such costs and expenses to the extent that LMI elects, in its sole discretion, to file or continue the prosecution, or maintenance of such Patent Right.

(iii)	Enforcement. If the Agreement has been terminated in its entirety, then the following will apply:

(1)	***.

(2)	***.

(3)	***.

(4)	***.

(5)	***.

(6)	***.

(d)	Further Assurances. ***.

(e)	Sublicense Agreements. If the License granted to GEHC under Section 3.1.1 (License to GEHC) and the sublicenses granted to a Sublicensee terminates, then LMI will enter into a direct license agreement with such Sublicensee in accordance with Section 3.2.4 (Continuation of Sublicenses Upon Termination of this Agreement).

(f)	Patent Information. In the event of termination of this Agreement in its entirety, GEHC, if requested in writing by LMI, will, at LMI’s cost and expense, provide (i) material correspondence, as determined in GEHC’s sole discretion, with the relevant patent offices pertaining to GEHC’s prosecution of the LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, and Joint Patent Rights in the Territory (or, where such termination relates to a Terminated Country, solely in such Terminated Country), to the extent not previously provided to LMI during the course of the Agreement, and (ii) a report reasonably detailing the status of all LMI Patent Rights, LMI Services Assigned Patent Rights, GEHC Improvement Patent Rights, and Joint Patent Rights at the time of termination or expiration in the Territory (or, where such termination relates to a Terminated Country, solely in such Terminated Country), to the extent not previously provided to LMI or known to LMI.

(g)	Transitional Trademark License. If the effective date of termination in a Terminated Country occurs after the First Commercial Sale in such country, then effective as of the date of termination, GEHC agrees to grant LMI a royalty-free license on GEHC’s standard terms and conditions (which terms and conditions will be provided to LMI in writing) to use the Marks Controlled by GEHC solely identifying the Terminated Product for use in connection with the Terminated Product in the Territory (or, where such termination relates to a Terminated Country, solely in such Terminated Country) for a *** period following the effective date of such termination.

(h)	Ongoing Clinical Trials.

(i)	***.

(II)	***.

(III)	***.

(IV)	***.

(V)	***.

(VI)	***.

(i)	Selected Agreements. At LMI’s reasonable written request, GEHC will use reasonable efforts where legally able to, and will request its Affiliates and its Sublicensees to, use reasonable efforts to facilitate the transfer to LMI of any Selected Agreement requested by LMI that relates solely to the Terminated Product and to the Terminated Country. If any Selected Agreement relates to another product in addition to the Terminated Product or to another country in addition to the Terminated Country, then at LMI’s request, GEHC will use reasonable efforts where legally able, and will request its Affiliates and its Sublicensees to use reasonable efforts where legally able, to facilitate LMI entering into an alternative arrangements to such Selected Agreement.

(j)	Supply of Licensed Product. ***.

(k)	Further Assistance. GEHC will cooperate as reasonably necessary to facilitate the transfer to LMI of certain rights as set forth in this Section 12.7.2 (Effects of Certain Terminations) and will execute such documents as may be reasonably requested by LMI as reasonably necessary in order to give effect to this Section 12.7.2 (Effects of Certain Terminations).

12.7.3	Survival. Notwithstanding anything to the contrary set forth herein, the following provisions will survive and apply after expiration or termination of this Agreement in its entirety: Sections 3.1.2(b) (License to LMI) (subject to the limitation set forth in this Section 12.7.3), 3.2.4 (Continuation of Sublicenses Upon Termination of this Agreement), 3.4 (Retained Rights), 3.5 (No Implied Licenses), 3.11 (Exclusivity) (to the extent provided therein), Section 7.12 (Financial Records; Audits), Section 7.13 (Pre-Effective Date Costs and Liabilities), 8.1 (Ownership of Inventions), 9.6 (Limitation on Claims for Certain Representations and Warranties), ARTICLE 10 (Indemnification; Insurance; Limitation on Liability), ARTICLE 11 (Confidentiality), 12.7 (Effects of Termination),Section 12.8 (Accrued Rights), Section 12.9 (Rights in Bankruptcy), Section 12.10 (Antitrust), ARTICLE 13 (Dispute Resolution), ARTICLE 14 (Miscellaneous) (other than Section 14.4 (Sale of LMI Patent Rights). In addition, the other applicable provisions of ARTICLE 7 (Financials) will survive such expiration or termination of this Agreement in its entirety to the extent required to make final reimbursements, reconciliations, or other payments incurred or accrued prior to the date of termination or expiration. For any surviving provisions requiring action or decision by a Committee or an Executive Officer, each Party will appoint representatives to act as its Committee members or Executive Officer, as applicable. All provisions not surviving in accordance with the foregoing will terminate upon expiration or termination of this Agreement and be of no further force and effect. Notwithstanding the foregoing, upon expiration or termination, the license rights granted to LMI pursuant to Section 3.1.2(a) (License to LMI) will terminate and the license granted to LMI pursuant to Section 3.1.2(b) (License to LMI) will not apply to any Patent Rights or Know-How that comes into the Control of GEHC after expiration or termination. In addition, upon expiration, but not termination, the license granted to GEHC pursuant to Section 3.1.1 (License to GEHC) will survive as provided in Section 12.1 (Term).

12.8.	Accrued Rights. Expiration or termination of this Agreement will not relieve the Parties of any liability that accrued hereunder prior to the effective date of such expiration or termination, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, and any such termination will be without prejudice to the rights of either Party against the other. The remedies provided in this ARTICLE 12 (Term and Termination) are not exclusive of any other remedies a Party may have in law or equity, and will not limit a Party from seeking damages, injunctive relief, or other remedies. Without limiting the generality of the foregoing, upon expiration or termination of this Agreement, GEHC will pay to LMI all undisputed amounts due under this Agreement to LMI as of the effective date of termination or expiration and set forth in an invoice within *** following the later of such effective date of termination or expiration and the receipt of such invoice. All payments made pursuant to this Section 12.8 (Accrued Rights) will be non-creditable and non-refundable.

12.9.	Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by LMI and GEHC are, and will otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that each Party, as licensee of certain rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The Parties agree that payments by GEHC to LMI owed pursuant to Section 7.3 (Sales Milestones), and Section 7.4 (Royalties) will constitute “royalties” within the meaning of the Bankruptcy Code.

12.10.	Antitrust. Notwithstanding anything to the contrary contained in this Agreement, in connection with any investigation by a Government Authority charged with enforcing the antitrust or competition laws of any jurisdiction, (a) GEHC will not be required to terminate this Agreement, and (b) neither GEHC nor any of its Affiliates will be required to (i) license, divest, sell, hold separate, or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, the rights, assets or patents licensed under this Agreement (or any of the businesses, product lines, licenses, patents or assets of any of its Affiliates), (ii) alter or restrict in any way the business or commercial practices of GEHC or any of its Affiliates, or (iii) defend through litigation any proceeding commenced by any Governmental Authority in connection with the foregoing matters.

ARTICLE 13

DISPUTE RESOLUTION

13.1.	Disputes. In the event of any disputes, controversies, differences, or claims which may arise between the Parties out of or in relation to or in connection with this Agreement (other than disputes arising from a Committee), including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement (“Disputes”), other than any Dispute between the Parties arising from or related to Section 3.10.2 (***), Section 3.10.4 (GEHC Option for Ex-Field License), or Section Error! Reference source not found., upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts will include at least one in-person meeting between the Executive Officers of each Party. If the matter is not resolved within *** following the written request for discussions, then either Party may then invoke the provisions of Section 13.2 (Jurisdiction and Venue). For the avoidance of doubt, other than any Dispute between the Parties arising from or related to Section 3.10.2 (***), or Section 7.6 (***), which will be resolved solely in accordance with Section 13.3 (Arbitration for Certain Matters), or any Dispute between the Parties arising from or related to Section 3.10.4 (GEHC Option for Ex-Field License), which will be resolved solely in accordance with Section 13.4 (Baseball Arbitration), any Disputes arising from a Committee pursuant to ARTICLE 2 (Governance) will be resolved solely in accordance with Section 2.4 (Decision Making and Resolution of Disputes).

13.2.	Jurisdiction and Venue. Except for any Dispute between the Parties arising from or related to Section 3.10.2 (***), Section 3.10.4 (GEHC Option for Ex-Field License), or Section Error! Reference source not found. (***), the exclusive jurisdiction and venue for any action arising out of or related to this Agreement will be the state or federal courts in New York, New York and the Parties hereby agree and submit to the personal and exclusive jurisdiction and venue of these courts and agree not to commence any action, suit, or proceeding related to this Agreement except in such courts. THE PARTIES HEREBY EXPRESSLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL.

13.3.	Arbitration for Certain Matters. Any Dispute between the Parties arising from or related to Section 3.10.2 (***) or Section Error! Reference source not found. (***) will be settled by binding arbitration administered by the American Arbitration Association in accordance with the then-current Commercial Rules of the American Arbitration Association including the Procedures for Large, Complex Commercial Disputes (including the Optional Rules for Emergency Measures of Protection) (“AAA Rules”), or such other rules as the Parties may agree (which will be deemed “AAA Rules” for purposes of this Agreement) as follows. Either Party, following the end of the *** period referenced in Section 2.4.2 (Referral to Executive Officers), may refer such issue to arbitration by submitting a written notice of such request to the other Party. Promptly following receipt of such notice, the Parties will meet and discuss in good faith and agree on an arbitrator to resolve the issue, which arbitrator will be neutral and independent of both Parties and all of their respective Affiliates, will have significant experience and expertise in licensing and partnering agreements in the pharmaceutical and biotechnology industries. If the Parties cannot agree on such arbitrator within *** of request by a Party for arbitration, then such arbitrator will be appointed in accordance with the AAA Rules, which arbitrator must meet the foregoing criteria. The place of arbitration will be New York, New York. All proceedings and communications will be in English. The arbitration will be governed by the procedural and substantive law set forth in Section 14.9 (Governing Law) and the United States Arbitration Act, 9 U.S.C. §§1-16 to the exclusion of any inconsistent state laws. The Parties will have the right to be represented by counsel. Any judgment or award rendered by the arbitrator is subject to Section 10.5 (Limitation of Liability) and will be final and binding on the Parties, and will be governed by the terms and conditions of this Agreement. The Parties agree that such a judgment or award may be enforced in any court of competent jurisdiction. Each Party will bear its own costs and expenses and attorneys’ fees in the arbitration, except that the arbitrator may order the non-prevailing Party to bear all or an appropriate part (reflective of the relative success on the issues) of the costs and expenses and reasonable attorneys’ fees incurred by the prevailing Party based on the relative merits of each Party’s positions on the issues in the dispute.

13.4.	Baseball Arbitration. Following GEHC’s exercise of the Option, if the Parties cannot reach agreement and enter into the Ex-Field License Agreement within the Ex-Field License Agreement Negotiation Period, then, subject to Section 3.10.4(d) (Exercise of the Option), the final terms and conditions of such agreement will be determined through binding arbitration as follows:

13.4.1	Arbitration Drafts. Each Party will (a) prepare a draft of the Ex-Field License Agreement to be used in such arbitration proceeding (each, an “Arbitration Draft”) and (b) submit its Arbitration Draft to the other Party. Within *** of such submissions, the Parties will meet to determine whether they agree to enter into either Party’s Arbitration Draft or a modified version thereof as the Ex-Field License Agreement.

13.4.2	Determination of Financial Terms. If the Parties are unable to agree within the *** period set forth in Section 13.4.1 (Arbitration Drafts) on the financial terms of the Ex-Field License Agreement, then such financial terms to be included in the Ex-Field License Agreement will be determined by an independent Third Party valuation firm to be agreed by the Parties.

13.4.3

Arbitration for Non-Financial Terms. If the Parties are unable to agree within the *** period set forth in Section 13.4.1 (Arbitration Drafts), following the determination of the valuation firm of the applicable financial terms pursuant to Section 13.4.2 (Determination of Financial Terms), either Party may require an arbitral tribunal to be appointed in accordance with the provisions of Section 13.3 (Arbitration for Certain Matters) and, within *** after the appointment of such an arbitral tribunal, each Party will submit its Arbitration Draft to the arbitral tribunal for determination of the non-financial terms. The arbitral tribunal will be instructed to select one of the Parties’ Arbitration Drafts within *** following the receipt of the latter of such Arbitration Drafts and to select the draft that it determines to contain the most fair, balanced, and customary terms consistent with the intent of this Agreement. Such decision will be made in accordance with the provisions of Section 13.3 (Arbitration for Certain Matters); provided that the arbitral tribunal will be limited to selecting only one or the other of the Arbitration Drafts submitted by the Parties. The selection by the arbitral tribunal of one Party’s Arbitration Draft will be binding and conclusive upon both Parties and their Affiliates.

13.4.4	Arbitration Fee and Costs. The (a) fees of the arbitrators, and (b) costs and expenses of the arbitration will be borne by the Party whose Arbitration Draft is not selected by the arbitral tribunal.

13.5.	Confidentiality. Any arbitration proceeding will be confidential and the arbitrator will issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by law, no Party will make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, will be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law. All proceedings and decisions of the arbitrator will be Confidential Information of each of the Parties and will be subject to ARTICLE 11 (Confidentiality).

13.6.	Injunctive Relief. Nothing in this ARTICLE 13 (Dispute Resolution) will preclude either Party from seeking equitable relief or interim or provisional relief from any court of competent jurisdiction, including a temporary restraining order, preliminary injunction, or other interim equitable relief.

ARTICLE 14

MISCELLANEOUS

14.1.	Notices. Any notice required or permitted to be given under this Agreement will be in writing, will specifically refer to this Agreement, and will be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 14.1 (Notices), and will be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable international expedited delivery service, or (b) after actual receipt or refusal, if mailed by first class certified or registered mail, postage prepaid, return receipt requested. This Section 14.1 (Notices) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to GEHC:	GE Healthcare Limited The Grove Center White Lion Road Amersham, England HP7 9LL Attention: PET Global Product Leader

With a copies to:	GE Healthcare 100 Results Way Marlborough, MA 01752 Attention: General Counsel GE Healthcare 100 Results Way Marlborough, MA 01752 Attention: Head of Licensing

If to LMI:	Lantheus Medical Imaging 331 Treble Cove Road North Billerica, MA 01862 Attention: General Counsel

With a copy to:	Ropes & Gray LLP 800 Boylston Street Boston, MA 02199-3600 Attention: David M. McIntosh

14.2.	Assignment. Except as permitted under Section 3.2 (Sublicensing Rights) and Section 3.3 (Subcontractors), neither Party may assign or otherwise transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, which consent will not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, (a) either Party may assign its rights under this Agreement to an Affiliate or to a Third Party successor, by way of sale, acquisition, or transfer of itself or the sale, acquisition or transfer of the portion of its business or assets to which this Agreement relates, whether through merger, acquisition, consolidation, transfer or sale of assets, or sale of stock or ownership interest, without the other Party’s prior written consent; provided that (i) written notice of such assignment is promptly given to the other Party and (ii) with respect to LMI, such assignment will be subject to the provisions of Section 14.3(b) (Change of Control); and (b) a Party may assign its right to receive payments under this Agreement as part of a royalty factoring transaction undertaken for bona fide financing purposes; provided that prior written notice of such assignment is given to the other Party. Any permitted assignment will be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.2 (Assignment) will be null, void, and of no legal effect.

14.3.	Change of Control. ***.

14.4.	Sale of the LMI Patent Rights. During the Term, if LMI intends to sell, to any Third Party the LMI Patent Rights, other than in connection with a sale of LMI’s radiopharmaceutical business, a Change of Control, or a royalty factoring transaction undertaken for bona fide financing purposes, then, in each case, LMI will first notify GEHC in writing prior to providing such notice to or engaging in discussions with any Third Party. GEHC will have *** to inform LMI whether or not it wishes to engage in negotiations with LMI with respect to such sale. If GEHC so notifies LMI in writing within such *** period, then for a period of *** the Parties will negotiate in good faith the terms and conditions of purchase and sale agreement for the LMI Patent Rights. If (a) GEHC does not provide written notice to LMI indicating its desire to enter into negotiations with LMI within *** of receiving LMI’s offer notice, or (b) GEHC and LMI cannot agree on the terms of a definitive agreement within ***, then, in either case ((a) or (b)), LMI will be free to sell to a Third Party the LMI Patent Rights; provided that, in the case of (b) above, during the *** period following the conclusion of the negotiations between the Parties, LMI will not sell to any Third Party the LMI Patent Rights on terms and conditions that are more favorable in the aggregate to the applicable Third Party than the terms and conditions last proposed by LMI to GEHC during the *** negotiation period.

14.5.	Entire Agreement; Amendment. This Agreement, including the Schedules and Exhibits hereto, sets forth the complete, final, and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions, and understandings between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Parties existing as of the Effective Date with respect to the subject matter hereof. In the event of any inconsistency between any plan hereunder (including the Development Plan, or Commercialization Plan) and this Agreement, the terms of this Agreement will prevail. There are no covenants, promises, agreements, warranties, representations, conditions, or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

14.6.	Non-Solicitation by GEHC. GEHC agrees that, during the Term prior to the First Commercial Sale of a Licensed Product, it will not, directly or indirectly, solicit to employ or engage as an independent contractor any ***. Notwithstanding the above, the following solicitations will not be prohibited: (a) solicitations by independent contractors of GEHC or its Affiliates, so long as they are not specifically directed by GEHC to solicit such individuals; (b) solicitations initiated through general advertisements and general circulation materials not directly targeted at such individuals; and (c) solicitations of such individuals who have first contacted GEHC on their own initiative, directly or through Third Party recruiters, regarding employment or engagement as an independent contractor. If a Major Competitor acquires control of LMI in a Change of Control transaction this Section 14.6 (Non-Solicitation by GEHC) and Section 5.5.2(i) (the non-solicitation subsection in Co-Promotion Principles) will be automatically terminated, and upon the occurrence of a Triggering Event, the restrictions on solicitation set forth in this Section 14.6 (Non-Solicitation by GEHC) and in Section 5.5.2(i) (the non-solicitation subsection in Co-Promotion Principles) will be suspended during the pendency of such Triggering Event.

14.7.

Force Majeure. Neither Party will be liable to the other for damage, or have any right to terminate this Agreement during an Event of Force Majeure. An “Event of Force Majeure” means a cause beyond the reasonable control of the affected Party, including fire, floods, embargoes, terrorism, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts, or other labor disturbances, acts of God or acts, omissions or delays in acting by any Governmental Authority, Third Party, or the other Party. Upon the occurrence of an Event of Force Majeure, the affected Party will provide prompt written notice to the other Party of the occurrence of such Event of Force Majeure, and to the extent so affected, such Party’s obligations will be suspended during the period of such disability. The Party prevented from performing by an Event of Force Majeure will use reasonable efforts to continue performance as soon as reasonably practicable after such causes are removed. The Party so affected will provide the other Party a good faith estimate of the continuing effect of the Event of Force Majeure and the duration of the affected Party’s nonperformance and the Parties will discuss such matter in the JSC; provided, however, that if the Event of Force Majeure continues for *** or longer, then the Party not affected by the Event of Force Majeure may terminate this Agreement effective immediately upon written notice to the affected Party and the effects of Section 12.7 (Effects of Termination or Expiration and Certain Events) will apply, to the extent feasible.

14.8.	No Strict Construction; Headings. This Agreement has been prepared jointly and will not be strictly construed against either Party. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

14.9.	Governing Law. This Agreement will be governed by and construed under the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the law of another jurisdiction.

14.10.	Further Actions. Each Party agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.11.	Compliance with Applicable Law. Each Party will comply with Applicable Law in the course of performing its obligations or exercising its rights pursuant to this Agreement.

14.12.	Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by an arbitrator or by any court of competent jurisdiction from which no appeal can be or is taken, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof. The Parties will make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

14.13.	No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

14.14.

Rules of Construction. Interpretation of this Agreement will be governed by the following rules of construction: (a) words in the singular will be held to include the plural and vice versa, and words of one gender will be held to include the other gender as the context requires; (b) references to the terms “Section,” or “Schedule” are to a Section or Schedule of this Agreement unless otherwise specified; (c) the terms “hereof,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement; (d) references to “$” or “Dollars” will mean the currency of the U.S. and all references to “€” or “Euros” will mean the currency of the European Union; (e) the word “including” and words of similar import when used in this Agreement will mean

“including without limitation,” unless otherwise specified; (f) the word “or” will not be exclusive; (g) references to “written” or “in writing” include in electronic form; (h) the titles and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement; (i) each of the Parties has participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or burdening either Party by virtue of the authorship of any of the provisions in this Agreement or any interim drafts of this Agreement; (j) the word “will” will be construed to have the same meaning and effect as the word “shall”; (k) references to “days” will mean calendar days, unless otherwise specified; and (l) a reference to any Person includes such Person’s successors and permitted assigns.

14.15.	Independent Contractors. Each Party will act solely as an independent contractor, and nothing in this Agreement will be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein will be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

14.16.	Counterparts. This Agreement may be executed in any number of counterparts and by facsimile signature or other electronic transmission, each of which will be enforceable against the Party actually executing the counterpart, and all of which together will constitute one instrument.

[Signature Page Follows]

Execution Version

Confidential

IN WITNESS WHEREOF, the Parties have cause their duly authorized representatives to execute this Collaboration and License Agreement in duplicate originals as of the Effective Date.

GE HEALTHCARE LIMITED		LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Emmanuel Ligner	By:	/s/ Mary Anne Heino
Name:	Emmanuel Ligner	Name:	Mary Anne Heino
Title:	General Manager, GE Healthcare	Title:	President and Chief Executive Officer

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Schedule 1.7

Analog Structure

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Schedule 1.84

Licensed Compound

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Schedule 1.98

LMI Parent Rights Existing as of the Effective Date

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Execution Version

Confidential

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Execution Version

Confidential

Lantheus Group	WGS Docket No.	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Exp. Date[1]	Status	Assignee

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Execution Version

Confidential

Lantheus Group	WGS Docket No.	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Exp. Date[1]	Status	Assignee

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Execution Version

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Execution Version

Confidential

Lantheus Group	WGS Docket No.	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Exp. Date[1]	Status	Assignee

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Execution Version

Strictly Confidential

Schedule 1.103

LMI Trademark

Trademark Status	Trademark	App No.	Filing Date	Reg. No.	Reg. Date	Country

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Schedule 1.126

Precursor

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